UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21823

Pioneer Series Trust V

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: August 31, 2022

Date of reporting period: September 1, 2022 through February 28, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Global Sustainable Equity Fund
Semiannual Report  |  February 28, 2023

A: GLOSX	C: GCSLX	K: PGEKX	R: PRGEX	Y: PGSYX

visit us: www.amundi.com/us

Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, the father of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “Active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate the risks during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
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We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
April 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
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Portfolio Management Discussion  |  2/28/23
In the following interview, portfolio managers Marco Pirondini, John Peckham, and Brian Chen discuss the factors that influenced the performance of Pioneer Global Sustainable Equity Fund during the six-month period ended February 28, 2023. Mr. Pirondini, Senior Managing Director, Head of Equities, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Peckham, a senior vice president and a portfolio manager at Amundi US, and Mr. Chen, a senior vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform over the six-month period ended February 28, 2023?
A	Pioneer Global Sustainable Equity Fund’s Class A shares returned 8.62% at net asset value during the six-month period ended February 28, 2023, while the Fund’s benchmarks, the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index*, returned 4.04% and 3.32%, respectively.
Q	How would you characterize the investment environment in the global equity markets during the six-month period ended February 28, 2023?
A	During the six-month period, global equities mounted a modest recovery from the depressed levels experienced over the first half of 2022, which had been driven largely by a deteriorating macroeconomic environment. As the period began, investors had renewed concerns about high inflation and the extent to which the US Federal Reserve (Fed) and other global central banks would feel compelled to continue tightening monetary policy in
*	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

response. In particular, a 0.75% increase to the federal funds rate target range by the Fed in September 2022 sent Treasury yields sharply higher, as they reached levels not seen since 2008. Interest-rate increases from the European Central Bank (ECB) also signaled a normalization of monetary policy on a global scale, although the Bank of Japan remained an outlier and maintained its accommodative policies, due to fears of slowing economic growth.
In the fourth quarter of 2022, global-equity markets recovered from September’s declines, with stocks in Europe, Japan, and the emerging markets outperforming US equities, as investors foresaw a slowing pace of future central-bank rate increases; meanwhile, businesses in certain sectors remained resilient, showing signs of improving financial performance despite challenging industry conditions. Indeed, after another 0.75% increase to the federal funds rate target range in November, the Fed raised interest rates by just half a percentage point (0.50%) in December, and a quarter point (0.25%) in early February 2023. The reversal of China’s “Zero-COVID” policy also contributed to improving investor sentiment. As a result, global equities moved higher into the end of 2022 and maintained the positive momentum as 2023 began.
Equities began trending lower in February as officials from various central banks emphasized that inflationary pressures remained of concern, and that further tightening of monetary policy might be required. This resulted in global equities giving up some of their earlier gains as the six-month period ended.
Q	Would you review the Fund’s overall investment approach?
A	In managing the Fund, we employ an “all-weather” approach to investing in what we regard as high-quality global stocks trading at attractive valuations. Our investment strategy integrates top-down and bottom-up analysis, and seeks to identify attractive risk-adjusted opportunities on a global scale, with an emphasis in large-market-capitalization stocks. The Fund’s management team incorporates environmental, social, and governance (ESG) risk analysis in its investment decision-making process. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that Amundi US believes adhere
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/235

to the Fund’s ESG criteria. For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons – consisting of cluster weapons, antipersonnel mines, nuclear weapons, and biological and chemical weapons – and the operation of thermal coal mines.
Q	Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund’s benchmark-relative performance during the six-month period ended February 28, 2023?
A	During the six-month period, positive stock selection results drove the Fund’s relative outperformance, while sector allocation decisions provided additional support. In terms of absolute returns, the Fund's top-performing sectors for the period were financials, consumer staples, and industrials. Meanwhile, stock selection results in the financials, consumer discretionary, and consumer staples sectors were the key positive contributors to the Fund’s benchmark-relative performance. An overweight portfolio allocation to financials also aided the Fund’s relative returns. Conversely, stock selection results in the health care and energy sectors detracted from the Fund’s relative returns for the six-month period.
From a geographical standpoint, stock selection results within Europe made the most significant positive contribution to the Fund’s relative returns, while stock selection results among holdings of US equities also contributed substantially to positive relative performance. Geographically, from an asset-allocation perspective, the portfolio’s slight underweight to European equities weighed on the Fund’s benchmark-relative performance for the six-month period.
Among individual holdings, the Fund’s relative returns benefited from positions in strong-performing stocks across a wide range of sectors and industries. The top positive contributor to the Fund’s relative performance for the period was ABN AMRO, as the Netherlands-based financial institution’s operating income in the third quarter of 2022 came in better than expected. ABN’s Common Equity Tier 1 (CET-1) ratio has continued to reflect
6Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

financial strength; and, in our view, the company is well-positioned to weather macroeconomic turbulence. (CET-1 ratio is a measurement of a bank's core equity capital, compared with its total risk-weighted assets, and signifies a bank's financial strength.) In addition, we believe higher interest rates may provide support to ABN’s earnings in the form of improved net-interest margins. A portfolio position in German aerospace-and-defense company Hensoldt AG also contributed positively to the Fund’s relative performance, carrying forward positive momentum from earlier in 2022, as the German government increased defense spending amid rising geopolitical tensions. Lastly, AerCap Holdings was a key positive contributor to the Fund’s relative performance for the period, as the aviation-leasing specialist benefited from more favorable trends in global travel activity during the third quarter of 2022, and raised its guidance for the full year.
Additional positive contributors to the Fund’s relative performance included lack of portfolio exposure to mega-cap growth stocks such as Apple, given the share-price declines experienced by many of those types of stocks during the period.
On the negative side, the largest individual detractor from the Fund’s relative performance for the period was a position in Pfizer, the US pharmaceutical giant. While Pfizer has seen demand for its COVID-19 vaccines and treatment therapies decline as pandemic conditions have continued to subside, we expect to see further progress on the company’s pipeline of candidate treatments. Another detractor from the Fund’s relative returns was a position in Generac Holdings, a home-generator producer, as the company’s preliminary third-quarter results revealed a growing inventory problem, driven by production outpacing installation capacity. With equity valuations normalizing in the direction of pre-pandemic levels, we see Generac as a secular grower with opportunities to penetrate the generator market more fully in 2023, and beyond. A position in Range Resources detracted from the Fund’s relative performance as well, as the company’s shares moved lower in line with falling natural gas prices during much of the six-month period. Finally,
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/237

the portfolio’s lack of exposure to semiconductor manufacturer NVIDIA detracted from the Fund’s relative results, as the company’s stock price rose sharply over the period.
Q	Did you employ derivatives in managing the Fund during the six-month period ended February 28, 2023, and did those investments have an effect on performance?
A	During portions of the period, we employed derivatives in the portfolio at a minimal level, including the writing of call options on some portfolio holdings. The use of derivatives had a negligible effect on the Fund’s performance. (Call options are a contractual agreement to purchase a stock at a pre-determined share price, for a pre-determined period of time, regardless of the share price on the date the options contract is exercised.)
Q	What is your outlook, and how is the Fund positioned heading into the second half of its fiscal year?
A	Global equities were strong throughout much of the six-month period, and investors appear increasingly to believe that inflation has peaked. However, in our view, the market has been overly optimistic, as the focus has remained on interest-rate levels rather than on the inverted yield curve and the increased likelihood of recession. Global capital markets have continued to adjust to the realities of the move from quantitative easing (accommodative policy) by central banks, toward quantitative tightening (hawkish policy). Furthermore, we feel that the potential for reduced economic activity may have a negative impact on corporate earnings. In fact, we see market expectations regarding corporate earnings in 2023 as being on the high end of likely outcomes.
Therefore, we have continued to position the Fund somewhat conservatively, with less cyclical exposure – or exposure to the ebbs and flows of the economic cycle – in the portfolio, in favor of stocks of companies that we believe feature solid fundamentals, and that have cheaper valuations. We have also continued to underweight the Fund to mega-cap growth stocks relative to the benchmarks, due to their high valuations, particularly within the US market. More broadly, the market shift toward the reality of quantitative tightening is a trend that, in our view, could likely play out across asset classes over an
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extended period, given that central banks have been focused on quantitative easing for most of the previous 12 years. Although short-term interest rates have responded quickly and meaningfully, we believe other assets will take longer to respond fully to the broad shift in monetary policy.
Currently, we have been finding better investment opportunities in the traditional value sectors of the market versus the traditional growth sectors. This factor partially accounts for the portfolio’s benchmark-relative overweight allocations to the financials, energy, and health care sectors. We believe that financials stocks could benefit as rising interest rates drive higher net-interest incomes, a scenario we have seen reflected in recent financial reports. Conversely, given the inflationary backdrop and high relative valuations, the Fund is underweight to consumer staples. Similarly, higher input costs and supply-chain issues have continued to disrupt global manufacturers, prompting us to underweight the Fund to industrials.
From a geographic standpoint, we have kept the portfolio diversified** internationally. Geographically, some of the Fund’s largest overweight positions continue to be in northeast Asia, including Korean financial stocks, as valuation disparities in the region, in our view, have remained large. In the region, we have focused the portfolio’s investments on stocks of companies that are not overly cyclical in nature, and that we think may benefit from depressed currency valuations.
In Europe, the situation remains complex, in our opinion, particularly given the region’s heavy dependence on Russian energy supplies. Sanctions placed on Russia due to the conflict in Ukraine have exacerbated increases in energy costs. As a result, we have focused the Fund’s positions in Europe on companies that we believe may benefit from higher interest rates, and that feature attractive stock valuations compared to valuations in other regional markets.
Overall, we believe our “all-weather” investment approach in managing the Fund is well-suited for the current environment of heightened uncertainty.
**	Diversification does not assure a profit nor protect against loss.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/239

Please refer to the Schedule of Investments on pages 21-27 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against
Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.
The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.
The Fund may use derivatives, which may have a potentially large impact on Fund performance.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
10Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

Portfolio Summary  |  2/28/23
Sector Distribution

(As a percentage of total investments)*
Geographical Distribution

(As a percentage of total investments based on country of domicile)*
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/2311

Portfolio Summary  |  2/28/23 (continued)
10 Largest Holdings

(As a percentage of total investments)*
1.	ABN AMRO Bank NV, (C.V.A.) (144A)	4.05%
2.	Wells Fargo & Co.	3.41
3.	KB Financial Group, Inc.	3.03
4.	Pfizer, Inc.	2.93
5.	Advanced Micro Devices, Inc.	2.65
6.	Cardinal Health, Inc.	2.55
7.	AbbVie, Inc.	2.33
8.	Hensoldt AG	2.28
9.	Eaton Corp. Plc	2.16
10.	Occidental Petroleum Corp.	2.10

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

Prices and Distributions  |  2/28/23
Net Asset Value per Share
Class	2/28/23	8/31/22
A	$16.08	$15.69
C	$15.56	$15.23
K	$16.12	$15.71
R	$15.96	$15.58
Y	$16.17	$15.76

Distributions per Share: 9/1/22 - 2/28/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.2188	$—	$0.7047
C	$0.1821	$—	$0.7047
K	$0.2418	$—	$0.7047
R	$0.1984	$—	$0.7047
Y	$0.2417	$—	$0.7047
Index Definitions
The Morgan Stanley Capital International (MSCI) World NR† Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World NR Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, and consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14- 18.
† NR (Net Return), which indicates that the returns for these indices approximate the minimum possible dividend reinvestment.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/2313

Performance Update | 2/28/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Sustainable Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of February 28, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	MSCI World NR Index	MSCI All Country World NR Index
10 Years	9.37%	8.72%	8.77%	7.93%
5 Years	7.08	5.82	6.88	5.82
1 Year	-1.60	-7.28	-7.33	-8.26
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
1.20%	1.15%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

Performance Update | 2/28/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Sustainable Equity Fund  during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of February 28, 2023)
Period	If Held	If Redeemed	MSCI World NR Index	MSCI All Country World NR Index
10 Years	8.52%	8.52%	8.77%	7.93%
5 Years	6.28	6.28	6.88	5.82
1 Year	-2.30	-3.22	-7.33	-8.26
Expense Ratio (Per prospectus dated December 28, 2022)
Gross
1.91%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods.  All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/2315

Performance Update | 2/28/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index And The MSCI All Country World NR Index.
Average Annual Total Returns (As of February 28, 2023)
Period	Net Asset Value (NAV)	MSCI World NR Index	MSCI All Country World NR Index
10 Years	9.77%	8.77%	7.93%
5 Years	7.57	6.88	5.82
1 Year	-1.17	-7.33	-8.26
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
0.80%	0.70%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

Performance Update | 2/28/23	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of February 28, 2023)
Period	Net Asset Value (NAV)	MSCI World NR Index	MSCI All Country World NR Index
10 Years	9.11%	8.77%	7.93%
5 Years	6.72	6.88	5.82
1 Year	-1.92	-7.33	-8.26
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
1.56%	1.55%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2024 for Class R shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights for more current expense ratios.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/2317

Performance Update | 2/28/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Sustainable Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.
Average Annual Total Returns (As of February 28, 2023)
Period	Net Asset Value (NAV)	MSCI World NR Index	MSCI All Country World NR Index
10 Years	9.87%	8.77%	7.93%
5 Years	7.56	6.88	5.82
1 Year	-1.17	-7.33	-8.26
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
0.92%	0.70%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
18Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Equity Fund
Based on actual returns from September 1, 2022 through February 28, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 9/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 2/28/23	$1,086.20	$1,082.20	$1,089.00	$1,084.70	$1,088.70
Expenses Paid During Period*	$5.74	$9.55	$3.63	$7.55	$3.63

*	Expenses are equal to the Fund’s annualized expense ratio of 1.11%, 1.85%, 0.70%, 1.46%, and 0.70% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the one-half year period).
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/2319

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Equity Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2022 through February 28, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 9/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 2/28/23	$1,019.29	$1,015.62	$1,021.32	$1,017.55	$1,021.32
Expenses Paid During Period*	$5.56	$9.25	$3.51	$7.30	$3.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.11%, 1.85%, 0.70%, 1.46%, and 0.70% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the one-half year period).
20Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

Schedule of Investments  |  2/28/23
(unaudited)
Shares		Value
	UNAFFILIATED ISSUERS — 99.5%
	Common Stocks — 95.6% of Net Assets
	Aerospace & Defense — 2.2%
248,902	Hensoldt AG	$ 8,106,809
	Total Aerospace & Defense	$8,106,809

	Air Freight & Logistics — 1.9%
36,725	United Parcel Service, Inc., Class B	$ 6,701,945
	Total Air Freight & Logistics	$6,701,945

	Auto Components — 1.5%
144,300	Bridgestone Corp.	$ 5,536,942
	Total Auto Components	$5,536,942

	Automobiles — 2.8%
320,460	Stellantis NV	$ 5,607,733
292,000	Subaru Corp.	4,694,525
	Total Automobiles	$10,302,258

	Banks — 14.2%
815,700	ABN AMRO Bank NV (C.V.A.) (144A)	$ 14,407,806
532,024	Grupo Financiero Banorte S.A.B de CV, Class O	4,490,792
118,158	Hana Financial Group, Inc.	4,048,416
278,359	KB Financial Group, Inc.	10,786,045
41,100	Sumitomo Mitsui Financial Group, Inc.	1,798,582
183,080	UniCredit S.p.A.	3,745,907
258,956	Wells Fargo & Co.	12,111,372
	Total Banks	$51,388,920

	Beverages — 0.5%
42,026	Diageo Plc	$ 1,787,110
	Total Beverages	$1,787,110

	Biotechnology — 2.7%
53,850	AbbVie, Inc.	$ 8,287,515
8,392(a)	Alnylam Pharmaceuticals, Inc.	1,606,648
	Total Biotechnology	$9,894,163

	Capital Markets — 5.0%
91,397	Charles Schwab Corp.	$ 7,121,654
89,172	Euronext NV (144A)	6,517,343
52,144	State Street Corp.	4,624,130
	Total Capital Markets	$18,263,127

The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/2321

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Shares		Value
	Chemicals — 1.3%
29,953	International Flavors & Fragrances, Inc.	$ 2,791,620
35,829	Mosaic Co.	1,905,744
	Total Chemicals	$4,697,364

	Communications Equipment — 1.5%
112,713	Cisco Systems, Inc.	$ 5,457,563
	Total Communications Equipment	$5,457,563

	Construction Materials — 2.0%
155,769	CRH Plc	$ 7,316,311
	Total Construction Materials	$7,316,311

	Diversified Telecommunication Services — 2.6%
269,582	Deutsche Telekom AG	$ 6,053,925
12,643,500	Telkom Indonesia Persero Tbk PT	3,216,060
	Total Diversified Telecommunication Services	$9,269,985

	Electrical Equipment — 5.1%
43,805	Eaton Corp. Plc	$ 7,662,809
40,727(a)	Generac Holdings, Inc.	4,887,647
515,000	Mitsubishi Electric Corp.	5,781,988
	Total Electrical Equipment	$18,332,444

	Electronic Equipment, Instruments & Components — 0.9%
16,592	CDW Corp.	$ 3,358,553
	Total Electronic Equipment, Instruments & Components	$3,358,553

	Entertainment — 1.1%
34,337	Electronic Arts, Inc.	$ 3,809,347
	Total Entertainment	$3,809,347

	Food & Staples Retailing — 1.7%
26,745(a) +#	Magnit PJSC	$ 81,571
137,900	Seven & i Holdings Co., Ltd.	6,167,478
	Total Food & Staples Retailing	$6,249,049

	Food Products — 1.4%
208,617	Associated British Foods Plc	$ 5,026,258
	Total Food Products	$5,026,258

	Health Care Providers & Services — 5.4%
119,771	Cardinal Health, Inc.	$ 9,067,862
The accompanying notes are an integral part of these financial statements.
22Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

Shares		Value
	Health Care Providers & Services — (continued)
21,785	Cigna Group	$ 6,363,398
50,338	CVS Health Corp.	4,205,237
	Total Health Care Providers & Services	$19,636,497

	Household Durables — 2.6%
311,025	Persimmon Plc	$ 5,407,197
47,100	Sony Group Corp.	3,928,037
	Total Household Durables	$9,335,234

	Household Products — 0.8%
43,636	Reckitt Benckiser Group Plc	$ 3,023,166
	Total Household Products	$3,023,166

	Insurance — 2.5%
48,092	Hartford Financial Services Group, Inc.	$ 3,764,642
13,156	Progressive Corp.	1,888,149
14,058	Willis Towers Watson Plc	3,294,633
	Total Insurance	$8,947,424

	Internet & Direct Marketing Retail — 3.5%
506,100(a)	Alibaba Group Holding, Ltd.	$ 5,561,302
150,845	eBay, Inc.	6,923,786
	Total Internet & Direct Marketing Retail	$12,485,088

	IT Services — 3.4%
93,571	Cognizant Technology Solutions Corp., Class A	$ 5,860,352
51,012	International Business Machines Corp.	6,595,851
	Total IT Services	$12,456,203

	Metals & Mining — 2.2%
192,279	Barrick Gold Corp.	$ 3,099,537
124,302	Teck Resources, Ltd., Class B	4,734,592
	Total Metals & Mining	$7,834,129

	Oil, Gas & Consumable Fuels — 8.2%
554,166	Energy Transfer LP	$ 7,015,742
98,925	EQT Corp.	3,282,331
127,621	Occidental Petroleum Corp.	7,473,486
163,310	Range Resources Corp.	4,399,571
553,394(a) +#	Rosneft Oil Co. PJSC	131,952
122,812	Shell Plc (A.D.R.)	7,463,285
	Total Oil, Gas & Consumable Fuels	$29,766,367

	Pharmaceuticals — 5.2%
47,300	Eisai Co., Ltd.	$ 2,551,931
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/2323

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Shares		Value
	Pharmaceuticals — (continued)
256,751	Pfizer, Inc.	$ 10,416,388
63,876	Sanofi	5,981,160
	Total Pharmaceuticals	$18,949,479

	Semiconductors & Semiconductor Equipment — 5.6%
119,852(a)	Advanced Micro Devices, Inc.	$ 9,417,970
55,662	Micron Technology, Inc.	3,218,377
20,442	QUALCOMM, Inc.	2,525,200
117,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,939,632
78,800	Ulvac, Inc.	3,020,588
	Total Semiconductors & Semiconductor Equipment	$20,121,767

	Software — 2.8%
80,165	Oracle Corp.	$ 7,006,421
41,772(a)	Zoom Video Communications, Inc., Class A	3,115,774
	Total Software	$10,122,195

	Technology Hardware, Storage & Peripherals — 1.5%
185,530	Hewlett Packard Enterprise Co.	$ 2,896,123
82,577(a)	Pure Storage, Inc., Class A	2,356,748
	Total Technology Hardware, Storage & Peripherals	$5,252,871

	Textiles, Apparel & Luxury Goods — 2.0%
169,899	Tapestry, Inc.	$ 7,392,306
	Total Textiles, Apparel & Luxury Goods	$7,392,306

	Trading Companies & Distributors — 1.5%
86,117(a)	AerCap Holdings NV	$ 5,377,146
	Total Trading Companies & Distributors	$5,377,146

	Total Common Stocks (Cost $320,562,607)	$ 346,198,020

	Preferred Stock — 0.4% of Net Assets
	Oil, Gas & Consumable Fuels — 0.4%
314,900	Petroleo Brasileiro S.A.	$ 1,518,127
	Total Oil, Gas & Consumable Fuels	$1,518,127

	Total Preferred Stock (Cost $1,703,930)	$1,518,127

The accompanying notes are an integral part of these financial statements.
24Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — 2.2% of Net Assets
4,800,000(b)	U.S. Treasury Bills, 6/1/23	$ 4,742,439
3,250,000(b)	U.S. Treasury Bills, 6/29/23	3,199,381
	Total U.S. Government and Agency Obligations (Cost $7,944,557)	$7,941,820

Shares
	SHORT TERM INVESTMENTS — 1.3% of Net Assets
	Open-End Fund — 1.3%
4,642,636(c)	Dreyfus Government Cash Management, Institutional Shares, 4.47%	$ 4,642,636
		$ 4,642,636

	TOTAL SHORT TERM INVESTMENTS (Cost $4,642,636)	$4,642,636

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.5% (Cost $334,853,730)	$ 360,300,603
Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date
	Over The Counter (OTC) Call Options Written — (0.0%)†
145	Zoom Video Communications, Inc.	Citigroup Global Markets, Ltd.	USD 327,217	USD 125.00	6/16/23	$ (6,525)
28	Generac Holdings, Inc.	Citigroup Global Markets, Ltd.	USD 55,895	USD 130.00	6/16/23	(30,240)
209	Hartford Financial Services Group, Inc.	Citigroup Global Markets, Ltd.	USD 43,106	USD 75.00	3/17/23	(74,195)
	Total Over The Counter (OTC) Call Options Written (Premiums received $(426,218))					$ (110,960)

	OTHER ASSETS AND LIABILITIES — 0.5%					$ 1,816,126
	net assets — 100.0%					$362,005,769

The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/2325

Schedule of Investments  |  2/28/23
(unaudited) (continued)
(A.D.R.)	American Depositary Receipts.
(C.V.A.)	Certificaaten van aandelen (Share Certificates)
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2023, the value of these securities amounted to $20,925,149, or 5.8% of net assets.
(a)	Non-income producing security.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Rate periodically changes. Rate disclosed is the 7-day yield at February 28, 2023.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Magnit PJSC	7/23/2020	$1,857,587	$ 81,571
Rosneft Oil Co. PJSC	6/23/2021	4,456,752	131,952
Total Restricted Securities			$213,523
% of Net assets			0.1%
Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:
United States	54.4%
Japan	9.4%
Netherlands	7.5%
United Kingdom	7.3%
South Korea	4.2%
Germany	4.0%
Ireland	3.6%
Canada	2.2%
France	1.7%
China	1.6%
Mexico	1.3%
Italy	1.0%
Other (individually less than 1%)	1.8%
100.0%
Purchases and sales of securities (excluding short-term investments) for the six months ended February 28, 2023, aggregated $124,862,952 and $72,511,361, respectively.
The accompanying notes are an integral part of these financial statements.
26Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

At February 28, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $336,025,608 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 46,211,993
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(22,047,958)
Net unrealized appreciation	$ 24,164,035
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of February 28, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$ —	$ 8,106,809	$ —	$ 8,106,809
Auto Components	—	5,536,942	—	5,536,942
Automobiles	—	10,302,258	—	10,302,258
Banks	16,602,164	34,786,756	—	51,388,920
Beverages	—	1,787,110	—	1,787,110
Capital Markets	11,745,784	6,517,343	—	18,263,127
Construction Materials	—	7,316,311	—	7,316,311
Diversified Telecommunication Services	—	9,269,985	—	9,269,985
Electrical Equipment	12,550,456	5,781,988	—	18,332,444
Food & Staples Retailing	—	6,167,478	81,571	6,249,049
Food Products	—	5,026,258	—	5,026,258
Household Durables	—	9,335,234	—	9,335,234
Household Products	—	3,023,166	—	3,023,166
Internet & Direct Marketing Retail	6,923,786	5,561,302	—	12,485,088
Oil, Gas & Consumable Fuels	29,634,415	—	131,952	29,766,367
Pharmaceuticals	10,416,388	8,533,091	—	18,949,479
Semiconductors & Semiconductor Equipment	15,161,547	4,960,220	—	20,121,767
All Other Common Stocks	110,937,706	—	—	110,937,706
Preferred Stock	1,518,127	—	—	1,518,127
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/2327

Schedule of Investments  |  2/28/23
(unaudited) (continued)
	Level 1	Level 2	Level 3	Total
U.S. Government and Agency Obligations	$ —	$ 7,941,820	$ —	$ 7,941,820
Open-End Fund	4,642,636	—	—	4,642,636
Total Investments in Securities	$ 220,133,009	$139,954,071	$ 213,523	$ 360,300,603
Other Financial Instruments
Over The Counter (OTC) Call Options Written	$ —	$ (110,960)	$ —	$ (110,960)
Total Other Financial Instruments	$ —	$ (110,960)	$ —	$ (110,960)
During the period ended February 28, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
28Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

Statement of Assets and Liabilities  |  2/28/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $334,853,730)	$360,300,603
Foreign currencies, at value (cost $340,714)	340,150
Options Collateral	665,930
Receivables —
Investment securities sold	724,663
Fund shares sold	436,869
Dividends	1,199,813
Interest	9,635
Due from the Adviser	20,406
Other assets	63,181
Total assets	$363,761,250
LIABILITIES:
Payables —
Investment securities purchased	$ 994,761
Fund shares repurchased	440,892
Trustees' fees	2,181
Transfer agent fees	54,265
Shareowner fees	25,542
Written options outstanding (net premiums received $426,218)	110,960
Management fees	32,263
Administrative expenses	8,446
Distribution fees	7,070
Accrued expenses	79,101
Total liabilities	$ 1,755,481
NET ASSETS:
Paid-in capital	$339,944,396
Distributable earnings	22,061,373
Net assets	$ 362,005,769
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $149,058,088/9,267,086 shares)	$ 16.08
Class C (based on $7,553,367/485,357 shares)	$ 15.56
Class K (based on $75,974,034/4,714,185 shares)	$ 16.12
Class R (based on $13,456,343/843,377 shares)	$ 15.96
Class Y (based on $115,963,937/7,170,114 shares)	$ 16.17
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $16.08 net asset value per share/100%-5.75% maximum sales charge)	$ 17.06
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23 29

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/28/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $184,111)	$ 3,172,690
Interest from unaffiliated issuers	177,578
Total Investment Income		$ 3,350,268
EXPENSES:
Management fees	$ 1,021,223
Administrative expenses	75,470
Transfer agent fees
Class A	70,731
Class C	2,781
Class K	35
Class R	14,037
Class Y	38,934
Distribution fees
Class A	177,281
Class C	36,367
Class R	32,561
Shareowner communications expense	55,422
Custodian fees	7,707
Registration fees	43,627
Professional fees	113,174
Printing expense	24,047
Officers' and Trustees' fees	6,377
Insurance expense	1,673
Miscellaneous	67,110
Total expenses		$ 1,788,557
Less fees waived and expenses reimbursed by the Adviser		(306,984)
Net expenses		$ 1,481,573
Net investment income		$ 1,868,695
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 1,784,618
Written options	25,482
Other assets and liabilities denominated in foreign currencies	(31,276)	$ 1,778,824
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$23,121,507
Written options	54,548
Other assets and liabilities denominated in foreign currencies	1,986	$23,178,041
Net realized and unrealized gain (loss) on investments		$24,956,865
Net increase in net assets resulting from operations		$26,825,560
The accompanying notes are an integral part of these financial statements.
30Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

Statements of Changes in Net Assets
	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 1,868,695	$ 4,523,319
Net realized gain (loss) on investments	1,778,824	20,875,284
Change in net unrealized appreciation (depreciation) on investments	23,178,041	(52,311,151)
Net increase (decrease) in net assets resulting from operations	$ 26,825,560	$ (26,912,548)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.92 and $3.78 per share, respectively)	$ (8,249,417)	$ (30,531,823)
Class C ($0.88 and $3.64 per share, respectively)	(415,488)	(1,705,328)
Class K ($0.94 and $3.86 per share, respectively)	(4,485,078)	(12,634,885)
Class R ($0.90 and $3.71 per share, respectively)	(752,564)	(3,071,830)
Class Y ($0.94 and $3.85 per share, respectively)	(4,394,013)	(5,062,359)
Total distributions to shareowners	$ (18,296,560)	$ (53,006,225)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 76,761,963	$ 70,988,665
Reinvestment of distributions	17,940,672	51,700,728
Cost of shares repurchased	(30,907,888)	(46,589,103)
Net increase in net assets resulting from Fund share transactions	$ 63,794,747	$ 76,100,290
Net increase (decrease) in net assets	$ 72,323,747	$ (3,818,483)
NET ASSETS:
Beginning of period	$289,682,022	$293,500,505
End of period	$ 362,005,769	$ 289,682,022
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/2331

Statements of Changes in Net Assets (continued)
	Six Months Ended 2/28/23 Shares (unaudited)	Six Months Ended 2/28/23 Amount (unaudited)	Year Ended 8/31/22 Shares	Year Ended 8/31/22 Amount
Class A
Shares sold	256,803	$ 4,083,021	425,274	$ 7,728,407
Reinvestment of distributions	517,580	8,074,394	1,723,939	29,878,393
Less shares repurchased	(534,389)	(8,379,731)	(1,226,935)	(21,877,800)
Net increase	239,994	$ 3,777,684	922,278	$ 15,729,000
Class C
Shares sold	29,940	$ 462,428	59,515	$ 1,065,102
Reinvestment of distributions	27,483	415,488	101,692	1,705,149
Less shares repurchased	(60,669)	(921,257)	(174,875)	(3,100,482)
Net decrease	(3,246)	$ (43,341)	(13,668)	$ (330,231)
Class K
Shares sold	659,824	$ 9,982,026	305,536	$ 4,744,861
Reinvestment of distributions	286,782	4,481,247	726,344	12,624,111
Less shares repurchased	(320,009)	(5,161,228)	(212,311)	(3,828,390)
Net increase	626,597	$ 9,302,045	819,569	$ 13,540,582
Class R
Shares sold	42,120	$ 654,860	159,846	$ 2,816,756
Reinvestment of distributions	48,592	752,505	178,778	3,071,729
Less shares repurchased	(90,212)	(1,400,273)	(331,917)	(5,761,050)
Net increase	500	$ 7,092	6,707	$ 127,435
Class Y
Shares sold	3,828,335	$ 61,579,628	3,246,855	$ 54,633,539
Reinvestment of distributions	269,090	4,217,038	253,622	4,421,346
Less shares repurchased	(940,958)	(15,045,399)	(709,514)	(12,021,381)
Net increase	3,156,467	$ 50,751,267	2,790,963	$ 47,033,504
The accompanying notes are an integral part of these financial statements.
32Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

Financial Highlights
	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18
Class A
Net asset value, beginning of period	$ 15.69	$ 21.08	$ 15.69	$ 13.56	$ 16.26	$ 15.77
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.26	$ 0.30	$ 0.15	$ 0.23	$ 0.16
Net realized and unrealized gain (loss) on investments	1.23	(1.87)	5.24	2.12	(1.63)	1.38
Net increase (decrease) from investment operations	$ 1.31	$ (1.61)	$ 5.54	$ 2.27	$ (1.40)	$ 1.54
Distributions to shareowners:
Net investment income	$ (0.22)	$ (0.35)	$ (0.15)	$ (0.14)	$ (0.08)	$ (0.21)
Net realized gain	(0.70)	(3.43)	—	—	(1.22)	(0.84)
Total distributions	$ (0.92)	$ (3.78)	$ (0.15)	$ (0.14)	$ (1.30)	$ (1.05)
Net increase (decrease) in net asset value	$ 0.39	$ (5.39)	$ 5.39	$ 2.13	$ (2.70)	$ 0.49
Net asset value, end of period	$ 16.08	$ 15.69	$ 21.08	$ 15.69	$ 13.56	$ 16.26
Total return (b)	8.62%(c)	(9.05)%(d)	35.53%	16.78%	(8.62)%(e)	10.01%
Ratio of net expenses to average net assets	1.11%(f)	1.10%	1.15%	1.15%	1.16%	1.24%
Ratio of net investment income (loss) to average net assets	1.02%(f)	1.45%	1.60%	1.05%	1.64%	0.99%
Portfolio turnover rate	24%(c)	72%	91%	112%	87%	98%
Net assets, end of period (in thousands)	$149,058	$141,637	$170,823	$135,175	$130,777	$157,633
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.28%(f)	1.20%	1.32%	1.39%	1.36%	1.40%
Net investment income (loss) to average net assets	0.85%(f)	1.35%	1.43%	0.81%	1.44%	0.83%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (9.11)%.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.69)%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/2333

Financial Highlights  (continued)
	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18
Class C
Net asset value, beginning of period	$15.23	$20.57	$ 15.29	$13.20	$ 15.88	$ 15.42
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.02	$ 0.12	$ 0.14	$ 0.04	$ 0.12	$ 0.04
Net realized and unrealized gain (loss) on investments	1.19	(1.82)	5.14	2.05	(1.58)	1.34
Net increase (decrease) from investment operations	$ 1.21	$ (1.70)	$ 5.28	$ 2.09	$ (1.46)	$ 1.38
Distributions to shareowners:
Net investment income	$ (0.18)	$ (0.21)	$ —	$ —	$ —	$ (0.08)
Net realized gain	(0.70)	(3.43)	—	—	(1.22)	(0.84)
Total distributions	$ (0.88)	$ (3.64)	$ —	$ —	$ (1.22)	$ (0.92)
Net increase (decrease) in net asset value	$ 0.33	$ (5.34)	$ 5.28	$ 2.09	$ (2.68)	$ 0.46
Net asset value, end of period	$15.56	$15.23	$ 20.57	$15.29	$ 13.20	$ 15.88
Total return (b)	8.22%(c)	(9.69)%(d)	34.53%	15.83%	(9.34)%(e)	9.15%
Ratio of net expenses to average net assets	1.85%(f)	1.82%	1.92%	1.91%	1.92%	1.97%
Ratio of net investment income (loss) to average net assets	0.29%(f)	0.71%	0.79%	0.28%	0.85%	0.28%
Portfolio turnover rate	24%(c)	72%	91%	112%	87%	98%
Net assets, end of period (in thousands)	$7,553	$7,440	$10,330	$9,970	$11,938	$26,444
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.01%(f)	1.91%	2.06%	2.10%	2.06%	2.13%
Net investment income (loss) to average net assets	0.13%(f)	0.62%	0.65%	0.09%	0.71%	0.12%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (9.75)%.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.41)%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
34Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18
Class K
Net asset value, beginning of period	$ 15.71	$ 21.10	$ 15.70	$ 13.56	$ 16.28	$ 15.81
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.33	$ 0.38	$ 0.21	$ 0.29	$ 0.22
Net realized and unrealized gain (loss) on investments	1.24	(1.86)	5.24	2.14	(1.64)	1.39
Net increase (decrease) from investment operations	$ 1.35	$ (1.53)	$ 5.62	$ 2.35	$ (1.35)	$ 1.61
Distributions to shareowners:
Net investment income	$ (0.24)	$ (0.43)	$ (0.22)	$ (0.21)	$ (0.15)	$ (0.30)
Net realized gain	(0.70)	(3.43)	—	—	(1.22)	(0.84)
Total distributions	$ (0.94)	$ (3.86)	$ (0.22)	$ (0.21)	$ (1.37)	$ (1.14)
Net increase (decrease) in net asset value	$ 0.41	$ (5.39)	$ 5.40	$ 2.14	$ (2.72)	$ 0.47
Net asset value, end of period	$ 16.12	$ 15.71	$ 21.10	$ 15.70	$ 13.56	$ 16.28
Total return (b)	8.90%(c)	(8.67)%(d)	36.10%	17.36%	(8.24)%(e)	10.47%
Ratio of net expenses to average net assets	0.70%(f)	0.70%	0.70%	0.70%	0.71%	0.80%
Ratio of net investment income (loss) to average net assets	1.45%(f)	1.85%	2.05%	1.50%	2.09%	1.35%
Portfolio turnover rate	24%(c)	72%	91%	112%	87%	98%
Net assets, end of period (in thousands)	$75,974	$64,215	$68,962	$53,826	$43,813	$55,602
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.87%(f)	0.80%	0.84%	0.89%	0.85%	0.96%
Net investment income (loss) to average net assets	1.28%(f)	1.75%	1.91%	1.31%	1.95%	1.19%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (8.72)%.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.31)%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/2335

Financial Highlights  (continued)
	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18
Class R
Net asset value, beginning of period	$ 15.58	$ 20.95	$ 15.60	$ 13.47	$ 16.15	$ 15.65
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.05	$ 0.19	$ 0.22	$ 0.10	$ 0.17	$ 0.09
Net realized and unrealized gain (loss) on investments	1.23	(1.85)	5.22	2.10	(1.60)	1.39
Net increase (decrease) from investment operations	$ 1.28	$ (1.66)	$ 5.44	$ 2.20	$ (1.43)	$ 1.48
Distributions to shareowners:
Net investment income	$ (0.20)	$ (0.28)	$ (0.09)	$ (0.07)	$ (0.03)	$ (0.14)
Net realized gain	(0.70)	(3.43)	—	—	(1.22)	(0.84)
Total distributions	$ (0.90)	$ (3.71)	$ (0.09)	$ (0.07)	$ (1.25)	$ (0.98)
Net increase (decrease) in net asset value	$ 0.38	$ (5.37)	$ 5.35	$ 2.13	$ (2.68)	$ 0.50
Net asset value, end of period	$ 15.96	$ 15.58	$ 20.95	$ 15.60	$ 13.47	$ 16.15
Total return (b)	8.47%(c)	(9.33)%(d)	34.98%	16.38%	(8.98)%(e)	9.68%
Ratio of net expenses to average net assets	1.46%(f)	1.47%	1.54%	1.49%	1.55%	1.55%
Ratio of net investment income (loss) to average net assets	0.68%(f)	1.07%	1.20%	0.71%	1.24%	0.58%
Portfolio turnover rate	24%(c)	72%	91%	112%	87%	98%
Net assets, end of period (in thousands)	$13,456	$13,130	$17,520	$14,090	$15,706	$20,733
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.63%(f)	1.56%	1.68%	1.67%	1.73%	1.75%
Net investment income (loss) to average net assets	0.51%(f)	0.98%	1.06%	0.53%	1.06%	0.38%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (9.39)%.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.04)%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
36Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18
Class Y
Net asset value, beginning of period	$ 15.76	$ 21.15	$ 15.74	$ 13.61	$ 16.33	$ 15.83
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.34	$ 0.39	$ 0.21	$ 0.29	$ 0.22
Net realized and unrealized gain (loss) on investments	1.24	(1.88)	5.25	2.14	(1.63)	1.39
Net increase (decrease) from investment operations	$ 1.35	$ (1.54)	$ 5.64	$ 2.35	$ (1.34)	$ 1.61
Distributions to shareowners:
Net investment income	$ (0.24)	$ (0.42)	$ (0.23)	$ (0.22)	$ (0.16)	$ (0.27)
Net realized gain	(0.70)	(3.43)	—	—	(1.22)	(0.84)
Total distributions	$ (0.94)	$ (3.85)	$ (0.23)	$ (0.22)	$ (1.38)	$ (1.11)
Net increase (decrease) in net asset value	$ 0.41	$ (5.39)	$ 5.41	$ 2.13	$ (2.72)	$ 0.50
Net asset value, end of period	$ 16.17	$ 15.76	$ 21.15	$ 15.74	$ 13.61	$ 16.33
Total return (b)	8.87%(c)	(8.66)%(d)	36.10%	17.29%	(8.19)%(e)	10.50%
Ratio of net expenses to average net assets	0.70%(f)	0.70%	0.70%	0.70%	0.72%	0.80%
Ratio of net investment income (loss) to average net assets	1.41%(f)	1.99%	2.06%	1.50%	2.06%	1.36%
Portfolio turnover rate	24%(c)	72%	91%	112%	87%	98%
Net assets, end of period (in thousands)	$115,964	$63,260	$25,865	$14,424	$16,765	$26,007
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.97%(f)	0.92%	0.97%	1.01%	0.98%	1.07%
Net investment income (loss) to average net assets	1.14%(f)	1.77%	1.79%	1.19%	1.80%	1.09%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	The class action lawsuit did not have an impact on the total return.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.25)%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/2337

Notes to Financial Statements  |  2/28/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Global Sustainable Equity Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust V (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. Prior to February 15, 2022, the Fund was known as Pioneer Global Equity Fund.
The Fund offers ﬁve classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief
38Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange,
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/2339

prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S.security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. These recommendations are applied in accordance with the Adviser’s (the valuation designee’s) valuation procedures.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
40Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/2341

D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of February 28, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.
In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$11,476,361
Long-term capital gains	41,529,864
Total	$ 53,006,225
42Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2022:
2022
Distributable earnings/(losses):
Undistributed long-term capital gains	$12,544,393
Net unrealized appreciation	987,980
Total	$13,532,373
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on partnerships.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $4,308 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues,
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inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and
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China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s ESG criteria exclude securities of issuers in certain industries, and the Adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the Adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
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Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund may invest in small and mid-size companies. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Adviser thinks appropriate, and offer greater potential for gain and loss.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in
46Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the six months ended February 28, 2023 was $(92,864). Open written options contracts at February 28, 2023, are listed in the Schedule of Investments.
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I.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
There were no open forward foreign currency exchange contracts outstanding at February 28, 2023.
J.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at February 28, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. For the six months ended February 28, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.15%, 2.15%, 0.70%, 1.55% and 0.70% of the average
48Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through January 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended February 28, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended February 28, 2023, the Fund paid $6,377 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At February 28, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $2,181 and a payable for administrative expenses of $8,446, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
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In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months  ended February 28, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$47,027
Class C	2,655
Class K	—
Class R	2,957
Class Y	2,783
Total	$55,422
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y
50Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

shares. Proceeds from the CDSCs are paid to the Distributor. For the six months  ended February 28, 2023, CDSCs in the amount of $119 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months  ended February 28, 2023, the Fund had no borrowings under the credit facility.
7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
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Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 28, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Call options written	$ —	$ —	$ —	$110,960	$ —
Total Value	$—	$—	$—	$ 110,960	$—
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 28, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Options written	$ —	$ —	$ —	$25,482	$ —
Total Value	$—	$—	$—	$25,482	$—
Change in Net Unrealized Appreciation (Depreciation) on
Options written	$ —	$ —	$ —	$54,548	$ —
Total Value	$—	$—	$—	$54,548	$—
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Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Global Sustainable Equity Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund.  In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process.  Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022.  In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund.  In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale.  The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts.  The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
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management agreement for another year.  In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below.  The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund.  The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process.  The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund.  They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel.  The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.  The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.  The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs.  The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the
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performance of the Fund’s benchmark index.  They also discuss the Fund’s performance with Amundi US on a regular basis.  The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.  The peer group comparisons referred to below are organized in quintiles.  Each quintile represents one-fifth of the peer group.  In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period.  The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.  The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.  The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts.  The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services.  In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts.  The
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Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.  The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund.  The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund.  They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses.  The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.  The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders.  The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund.  The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses.  The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
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Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund.  The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates.  The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business.  To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.  Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds).  The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally.  The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US.  The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager.  The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
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Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
58Pioneer Global Sustainable Equity Fund | Semiannual Report | 2/28/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19129-17-0423

Pioneer High Income Municipal Fund
Semiannual Report  |  February 28, 2023

A: PIMAX	C: HICMX	Y: HIMYX

visit us: www.amundi.com/us

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, the father of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “Active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate the risks during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
April 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/233

Portfolio Management Discussion  |  2/28/23
In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund* during the six-month period ended February 28, 2023. Mr. Chirunga, Managing Director, Director of High-Yield Municipal Bonds, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi US.
Q	How did the Fund perform during the six-month period ended February 28, 2023?
A	Pioneer High Income Municipal Fund’s Class A shares returned -1.54% at net asset value during the six-month period ended February 28, 2023, while the Fund’s benchmark, the Bloomberg US Municipal High Yield Bond Index (the Bloomberg Index), returned -1.77%. During the same period, the average return of the 195 mutual funds in Morningstar’s High-Yield Municipal Funds category was -1.66%.
Q	How would you describe the investment environment for municipal bonds during the six-month period ended February 28, 2023?
A	Municipal bonds posted negative returns for the six-month period, with the adverse effect of falling prices offsetting the contribution to performance from income generation. During the period, the municipal market experienced its weakest performance in September and October of 2022, when the combination of robust economic growth data and rising inflation fueled expectations that the US Federal Reserve (Fed) would need to continue raising interest rates aggressively in an attempt to curb the high inflation readouts. The Fed indeed raised the target range for the federal funds rate by three-quarters of a percentage point at its meetings in both late-September and early November, bringing the federal funds target to a range of 3.75% ‒ 4.00%. In comparison, the target range for the federal funds rate was pegged at a range of 0.00% ‒ 0.25% at the beginning of 2022.
*	The Fund does not invest directly in securities but instead invests all of its investable assets in an underlying mutual fund, Pioneer High Income Municipal Portfolio (the “Portfolio”), which has the same investment objective and policies as the Fund. Unless otherwise indicated, references to the Fund include the Portfolio.
4Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

The tax-exempt market rallied off its October lows over the following three months, as inflation began to decline from its peak of mid-2022. Investors started to look ahead to the point at which the Fed could pause its rate-hiking cycle, a hope that was supported by the US central bank’s decision to raise interest rates by only a quarter-point at its February 2, 2023 meeting. Municipal bonds, at their peak in early February, had recaptured nearly all of the price decline they had experienced in the first two months of the six-month period. However, the market declined as the month progressed, amid concerns that solid economic growth and persistently high inflation would prompt the Fed to keep rates “higher for longer.”
High-yield municipals underperformed the investment-grade tax-exempt market for the six-month period. The investment-grade municipal market, as measured by the Bloomberg Municipal Bond Index, managed to generate a gain 0.66% for the period, while the high-yield municipal market, as measured by the Fund’s benchmark, returned -1.77%. The difference in returns largely reflected investors’ depressed appetite for riskier assets in an uncertain environment. In addition, high-yield municipal funds continued to experience outflows over the six-month period. Despite those headwinds, the fundamentals within the municipal market remained firm, driven by the continued post-COVID reopening of the economy, steady tax receipts, and the ongoing benefits of the substantial federal aid provided during the pandemic in 2020-2021. The default rate in the municipal market has remained very low, illustrating, in our view, the gap between the price performance of municipal bonds and the underlying health of municipal issuers. Notably, some previously underperforming municipal issuers received further upgrades to their credit ratings from the major agencies during the six-month period.
Q	What factors affected the Fund’s performance relative to the benchmark Bloomberg Index during the six-month period ended February 28, 2023?
A	Sector allocation results and individual security selection results both aided the Fund’s benchmark-relative performance for the six-month period. In particular, the Fund’s relative returns benefited from our decision to mostly avoid investments in the
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/235

traditional senior living sector (continuing care retirement communities), which underperformed. On the other hand, a portfolio underweight to Puerto Rico issues detracted from the Fund’s relative results.
At the individual security level, portfolio holdings of Phoenix (Arizona) Industrial Development Authority multifamily housing revenue bonds and Chicago (Illinois) general obligation debt contributed positively to the Fund’s relative performance. Conversely, exposure to bonds issued by the Massachusetts State Development Finance Agency (heath care revenue bonds), and Capital Trust Agency (Florida senior living revenue bonds), detracted from the Fund’s relative returns for the six-month period.
Q	Did the Fund’s distributions** to shareholders change during the six-month period ended February 28, 2023?
A	The Fund’s monthly distribution rate increased as the six-month period progressed, reflecting the improved yield opportunities available in the market resulting from falling prices (bond prices and yields tend to move in opposite directions).
Q	Did the Fund have any exposure to derivative securities during the six-month period ended February 28, 2023?
A	No, the Fund had no exposure to derivatives during the six-month period.
Q	What were some notable aspects of the Fund’s positioning as of February 28, 2023?
A	At the end of the period, the Fund was overweight versus the Bloomberg Index to charter schools, a sector where we saw both above-average yields as well as an opportunity for quality individual security selection. The Fund was also overweight to the tobacco sector, due to the higher liquidity and attractive yields of tobacco (Master Settlement Agreement) bonds. Tobacco bonds are revenue bonds sold by certain states, backed by annual payments to the government entities by tobacco companies in connection with the settlement of litigation claims. We have found tobacco bonds to be attractive investments, not only for
**	Distributions are not guaranteed.
6Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

their potential to enhance performance, but also for the benefits received by the settling states that issue tobacco bonds since the establishment of the Master Settlement Agreement between the settling states and the tobacco-related companies several years ago. Those benefits have included: substantial funding for the advancement of public health; the implementation of important tobacco-related public health measures; and funding towards establishment of a national foundation dedicated to significantly reducing the use of tobacco products among youths.
Meanwhile, the portfolio was underweight to Puerto Rico bonds, due to our concerns regarding the Commonwealth’s sensitivity to economic cycles, the ebbs and flows of the tourism industry, and hurricanes. As mentioned earlier, we have also maintained low portfolio exposure to continuing care retirement communities (CCRCs), given those issuers’ need to maintain high occupancy in order to generate revenues. Since the ongoing occupancy rates of CCRCs have often been tied to the performance of the overall housing market, the sector, historically, has been vulnerable to potential weakness in the residential real estate market.
In terms of changes made during the six-month period, the most notable positioning shift was our decision to increase the Fund’s weighting in the hospital sector, as we were able to identify some valuation opportunities in some issuers within the sector that we had been watching for a while.
Q	What is your investment outlook?
A	Although we think continued uncertainty in the macroeconomic picture could lead to further volatility in the high-yield municipal market, we would view such an outcome as a chance to capture opportunities in select municipal securities. On the positive side, current expectations are for supply in the municipal space to remain shallow to moderate. Coupled with heightened demand for tax-efficient investments, we believe lower supply and higher yields could translate to attractive valuations within high-yield municipals. Potential risk factors to this outlook, in our view, include continued interest-rate increases by the Fed, rising unemployment (or underemployment), and the possibility that inflation could remain elevated for longer than expected.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/237

As is always the case, headline news events have had a minimal effect on our day-to-day approach to managing the portfolio. Our goal is to invest the Fund in what we believe are fundamentally sound credits with attractive yields, while maintaining an appropriate level of portfolio diversification***. We also seek to avoid experiencing defaults in the portfolio through our emphasis on fundamental research. We believe this steady, long-term approach remains the most effective way to identify opportunities and to help minimize the risk associated with investing in the high-yield municipal market.
***	Diversification does not assure a profit nor protect against loss.
8Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

Please refer to the Schedule of Investments on pages 44-61 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against
Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.
A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/239

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
10Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

Portfolio Summary  |  2/28/23
Portfolio Diversification(a)

(As a percentage of total investments)*
State Diversification(a)

(As a percentage of total investments)*
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2311

Portfolio Summary  |  2/28/23 (continued)
10 Largest Holdings(a)

(As a percentage of total investments)*
1.	Buckeye Tobacco Settlement Financing Authority, Senior Class 2, Series B2, 5.00%, 6/1/55	4.45%
2.	Golden State Tobacco Securitization Corp., Series A1, 4.214%, 6/1/50	3.70
3.	Tobacco Settlement Financing Corp., Series B1, 5.00%, 6/1/47	2.77
4.	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	2.39
5.	Arkansas Development Finance Authority, Big River Steel Project, 4.50%, 9/1/49 (144A)	2.22
6.	City of Oroville, Oroville Hospital, 5.25%, 4/1/54	2.15
7.	New York Counties Tobacco Trust IV, Settlement pass through, Series A, 5.00%, 6/1/45	2.11
8.	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A, 5.25%, 12/1/56 (144A)	2.10
9.	TSASC, Inc., Series B, 5.00%, 6/1/48	1.87
10.	Dominion Water & Sanitation District, 5.875%, 12/1/52	1.82
(a)	The Fund invests as a feeder fund in Pioneer High Income Municipal Portfolio (the "Portfolio"), and owns a pro rata interest in the Portfolio's net assets. Portfolio Diversification, State Distribution and Ten Largest Holdings at February 28, 2023 are based on the holdings of the Portfolio. For more complete details about the Portfolio's investment portfolio, see page 44.
*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

Prices and Distributions  |  2/28/23
Net Asset Value per Share
Class	2/28/23	8/31/22
A	$6.30	$6.54
C	$6.31	$6.55
Y	$6.21	$6.46

Distributions per Share: 9/1/22 - 2/28/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.1370	$—	$—
C	$0.1128	$—	$—
Y	$0.1436	$—	$—
Index Definitions
The Bloomberg U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on page 14 - 16.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2313

Performance Update | 2/28/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.
Average Annual Total Returns (As of February 28, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloomberg U.S. Municipal High Yield Bond Index
10 Years	2.29%	1.82%	3.48%
5 Years	1.49	0.56	3.05
1 Year	-9.42	-13.48	-9.35
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
0.85%	0.82%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

Performance Update | 2/28/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.
Average Annual Total Returns (As of February 28, 2023)
Period	If Held	If Redeemed	Bloomberg U.S. Municipal High Yield Bond Index
10 Years	1.51%	1.51%	3.48%
5 Years	0.72	0.72	3.05
1 Year	-10.10	-10.97	-9.35
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
1.61%	1.59%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods.  All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2315

Performance Update | 2/28/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.
Average Annual Total Returns (As of February 28, 2023)
Period	Net Asset Value (NAV)	Bloomberg U.S. Municipal High Yield Bond Index
10 Years	2.49%	3.48%
5 Years	1.71	3.05
1 Year	-9.22	-9.35
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
0.68%	0.55%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund
Based on actual returns from September 1, 2022 through February 28, 2023.
Share Class*	A	C	Y
Beginning Account Value on 9/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 2/28/23	$984.60	$980.90	$983.90
Expenses Paid During Period**	$4.03	$7.81	$2.71

*	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
**	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.59%, and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the partial year period).
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2317

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2022 through February 28, 2023.
Share Class*	A	C	Y
Beginning Account Value on 9/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 2/28/23	$1,020.73	$1,016.91	$1,022.07
Expenses Paid During Period**	$4.11	$7.95	$2.76

*	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
**	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.59%, and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the partial year period).
18Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

Statement of Assets and Liabilities   |  2/28/23
(unaudited)
ASSETS:
Investments in Pioneer High Income Municipal Portfolio, at value	$1,439,383,039
Due from the Adviser	23,351
Other assets	117,347
Total assets	$1,439,523,737
LIABILITIES:
Payables —
Fund shares repurchased	$ 936,495
Distributions	880,437
Trustees' fees	15,217
Transfer agent fees	245,864
Management fees	93,763
Administrative expenses	135,890
Distribution fees	30,637
Accrued expenses	45,609
Total liabilities	$ 2,383,912
NET ASSETS:
Paid-in capital	$1,776,408,916
Distributable earnings (loss)	(339,269,091)
Net assets	$1,437,139,825
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $484,459,485/76,918,435 shares)	$ 6.30
Class C (based on $102,958,163/16,324,142 shares)	$ 6.31
Class Y (based on $849,722,177/136,793,995 shares)	$ 6.21
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $6.30 net asset value per share/100%-4.50% maximum sales charge)	$ 6.60
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2319

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/28/23
INVESTMENT INCOME:
Income allocated from Pioneer High Income Municipal Portfolio:
Interest Income	$39,766,537
Expenses	(164,018)
Net Investment Income allocated from Pioneer High Income Municipal Portfolio	39,602,519
Total Investment Income		$ 39,602,519
EXPENSES:
Management fees	$ 3,456,416
Administrative expenses	218,587
Transfer agent fees
Class A	57,351
Class C	28,064
Class Y	474,900
Distribution fees
Class A	608,693
Class C	532,442
Shareowner communications expense	24,459
Custodian fees	5,180
Registration fees	82,128
Professional fees	425,736
Printing expense	12,428
Officers' and Trustees' fees	49,395
Insurance expense	9,027
Miscellaneous	88,184
Total expenses		$ 6,072,990
Less fees waived and expenses reimbursed by the Adviser		(1,028,832)
Net expenses		$ 5,044,158
Net investment income		$ 34,558,361
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Allocated from Pioneer High Income Municipal Portfolio:
Investments		$ (65,193,676)
Change in net unrealized appreciation (depreciation) allocated from Pioneer High Income Municipal Portfolio:
Investments		$ 420,463
Net realized and unrealized gain (loss) on investments		$(64,773,213)
Net decrease in net assets resulting from operations		$ (30,214,852)
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
20Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

Statements of Changes in Net Assets
	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 34,558,361	$ 71,170,031
Net realized gain (loss)	(65,193,676)	(49,557,527)
Change in net unrealized appreciation (depreciation)	420,463	(223,691,053)
Net decrease in net assets resulting from operations	$ (30,214,852)	$ (202,078,549)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.14 and $0.26 per share, respectively)	$ (10,677,531)	$ (22,151,265)
Class C ($0.11 and $0.21 per share, respectively)	(1,919,201)	(4,196,065)
Class Y ($0.14 and $0.28 per share, respectively)	(20,049,619)	(45,350,630)
Total distributions to shareowners	$ (32,646,351)	$ (71,697,960)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 433,711,961	$ 963,629,974
Reinvestment of distributions	27,243,173	59,507,077
Cost of shares repurchased	(578,652,433)	(1,191,329,687)
Net decrease in net assets resulting from Fund share transactions	$ (117,697,299)	$ (168,192,636)
Net decrease in net assets	$ (180,558,502)	$ (441,969,145)
NET ASSETS:
Beginning of period	$1,617,698,327	$ 2,059,667,472
End of period	$1,437,139,825	$ 1,617,698,327
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2321

Statements of Changes in Net Assets
(continued)
	Six Months Ended 2/28/23 Shares (unaudited)	Six Months Ended 2/28/23 Amount (unaudited)	Year Ended 8/31/22 Shares	Year Ended 8/31/22 Amount
Class A
Shares sold	15,447,620	$ 97,305,498	26,700,529	$ 187,608,039
Reinvestment of distributions	1,504,599	9,393,189	2,797,760	19,754,981
Less shares repurchased	(20,185,067)	(126,701,550)	(35,773,589)	(249,823,358)
Net decrease	(3,232,848)	$ (20,002,863)	(6,275,300)	$ (42,460,338)
Class C
Shares sold	1,330,709	$ 8,398,274	2,250,191	$ 15,985,504
Reinvestment of distributions	284,838	1,781,052	539,454	3,814,408
Less shares repurchased	(3,245,395)	(20,370,946)	(6,286,643)	(44,050,127)
Net decrease	(1,629,848)	$ (10,191,620)	(3,496,998)	$ (24,250,215)
Class Y
Shares sold	52,912,347	$ 328,008,189	109,524,420	$ 760,036,431
Reinvestment of distributions	2,608,586	16,068,932	5,146,258	35,937,688
Less shares repurchased	(69,865,882)	(431,579,937)	(130,332,898)	(897,456,202)
Net decrease	(14,344,949)	$ (87,502,816)	(15,662,220)	$(101,482,083)
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
22Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

Financial Highlights
	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22	Year Ended 8/31/21(a)	Year Ended 8/31/20(a)	Year Ended 8/31/19(a)	Year Ended 8/31/18(a)
Class A
Net asset value, beginning of period	$ 6.54	$ 7.56	$ 7.23	$ 7.56	$ 7.36	$ 7.32
Increase (decrease) from investment operations:
Net investment income (loss) (b)	$ 0.15	$ 0.26	$ 0.27	$ 0.27	$ 0.35	$ 0.38
Net realized and unrealized gain (loss) on investments	(0.25)	(1.02)	0.32	(0.30)	0.21	0.02
Net increase (decrease) from investment operations	$ (0.10)	$ (0.76)	$ 0.59	$ (0.03)	$ 0.56	$ 0.40
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.26)	$ (0.26)	$ (0.30)	$ (0.36)	$ (0.36)
Total distributions	$ (0.14)	$ (0.26)	$ (0.26)	$ (0.30)	$ (0.36)	$ (0.36)
Net increase (decrease) in net asset value	$ (0.24)	$ (1.02)	$ 0.33	$ (0.33)	$ 0.20	$ 0.04
Net asset value, end of period	$ 6.30	$ 6.54	$ 7.56	$ 7.23	$ 7.56	$ 7.36
Total return (c)	(1.54)%(d)	(10.20)%	8.36%	(0.41)%	7.87%	5.60%
Ratio of net expenses to average net assets	0.82%(e)(f)	0.82%(f)	0.81%(f)	0.82%	0.83%	0.86%
Ratio of net investment income (loss) to average net assets	4.65%(e)	3.68%	3.60%	3.71%	4.81%	5.16%
Portfolio turnover rate	30%(d)(g)	38%(g)	24%(h)	73%	20%	22%
Net assets, end of period (in thousands)	$484,459	$524,429	$653,216	$631,922	$545,014	$313,695
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.90%(e)(f)	0.85%(f)	0.82%(f)	0.82%	0.85%	0.86%
Net investment income (loss) to average net assets	4.57%(e)	3.65%	3.59%	3.71%	4.79%	5.16%
(a)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.
(f)	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
(g)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
(h)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2323

Financial Highlights (continued)
	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22	Year Ended 8/31/21(a)	Year Ended 8/31/20(a)	Year Ended 8/31/19(a)	Year Ended 8/31/18(a)
Class C
Net asset value, beginning of period	$ 6.55	$ 7.57	$ 7.24	$ 7.56	$ 7.36	$ 7.32
Increase (decrease) from investment operations:
Net investment income (loss) (b)	$ 0.12	$ 0.21	$ 0.21	$ 0.22	$ 0.35	$ 0.32
Net realized and unrealized gain (loss) on investments	(0.25)	(1.02)	0.33	(0.30)	0.15	0.02
Net increase (decrease) from investment operations	$ (0.13)	$ (0.81)	$ 0.54	$ (0.08)	$ 0.50	$ 0.34
Distributions to shareowners:
Net investment income	$ (0.11)	$ (0.21)	$ (0.21)	$ (0.24)	$ (0.30)	$ (0.30)
Total distributions	$ (0.11)	$ (0.21)	$ (0.21)	$ (0.24)	$ (0.30)	$ (0.30)
Net increase (decrease) in net asset value	$ (0.24)	$ (1.02)	$ 0.33	$ (0.32)	$ 0.20	$ 0.04
Net asset value, end of period	$ 6.31	$ 6.55	$ 7.57	$ 7.24	$ 7.56	$ 7.36
Total return (c)	(1.91)%(d)	(10.88)%	7.53%	(1.03)%	7.05%	4.81%
Ratio of net expenses to average net assets	1.59%(e)(f)	1.58%(f)	1.58%(f)	1.59%	1.60%	1.63%
Ratio of net investment income (loss) to average net assets	3.88%(e)	2.91%	2.84%	2.95%	4.07%	4.42%
Portfolio turnover rate	30%(d)(g)	38%(g)	24%(h)	73%	20%	22%
Net assets, end of period (in thousands)	$102,958	$117,641	$162,278	$190,279	$175,156	$134,670
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.68%(e)(f)	1.61%(f)	1.59%(f)	1.59%	1.61%	1.63%
Net investment income (loss) to average net assets	3.79%(e)	2.88%	2.83%	2.95%	4.06%	4.42%
(a)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.
(f)	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
(g)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
(h)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
24Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22	Year Ended 8/31/21(a)	Year Ended 8/31/20(a)	Year Ended 8/31/19(a)	Year Ended 8/31/18(a)
Class Y
Net asset value, beginning of period	$ 6.46	$ 7.46	$ 7.14	$ 7.46	$ 7.26	$ 7.22
Increase (decrease) from investment operations:
Net investment income (loss) (b)	$ 0.15	$ 0.28	$ 0.28	$ 0.29	$ 0.35	$ 0.38
Net realized and unrealized gain (loss) on investments	(0.26)	(1.00)	0.32	(0.30)	0.22	0.03
Net increase (decrease) from investment operations	$ (0.11)	$ (0.72)	$ 0.60	$ (0.01)	$ 0.57	$ 0.41
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.28)	$ (0.28)	$ (0.31)	$ (0.37)	$ (0.37)
Total distributions	$ (0.14)	$ (0.28)	$ (0.28)	$ (0.31)	$ (0.37)	$ (0.37)
Net increase (decrease) in net asset value	$ (0.25)	$ (1.00)	$ 0.32	$ (0.32)	$ 0.20	$ 0.04
Net asset value, end of period	$ 6.21	$ 6.46	$ 7.46	$ 7.14	$ 7.46	$ 7.26
Total return (c)	(1.61)%(d)	(9.87)%	8.54%	(0.08)%	8.18%	5.80%
Ratio of net expenses to average net assets	0.55%(e)(f)	0.55%(f)	0.55%(f)	0.55%	0.55%	0.68%
Ratio of net investment income (loss) to average net assets	4.92%(e)	3.94%	3.85%	3.97%	4.99%	5.31%
Portfolio turnover rate	30%(d)(g)	38%(g)	24%(h)	73%	20%	22%
Net assets, end of period (in thousands)	$849,722	$975,628	$1,244,174	$947,119	$787,800	$290,431
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.74%(e)(f)	0.68%(f)	0.67%(f)	0.64%	0.66%	0.68%
Net investment income (loss) to average net assets	4.73%(e)	3.81%	3.73%	3.88%	4.88%	5.31%
(a)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Not annualized.
(e)	Annualized.
(f)	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
(g)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.
(h)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.
The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2325

Notes to Financial Statements  |  2/28/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer High Income Municipal Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust V (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.
Effective December 21, 2020, the Fund began investing all of its investable assets as a feeder fund in Pioneer High Income Municipal Portfolio (the “Portfolio”), a portfolio of Pioneer Core Trust I, that has the same investment objective and policies as the Fund. The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Portfolio is registered under the 1940 Act as a diversified, open-end management investment company. At February 28, 2023, the Fund owned approximately 99.999% of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Portfolio for additional information regarding significant accounting policies that affect the Fund.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of February 28, 2023. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive
26Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the investment adviser of the Fund and the Portfolio (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund, to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles ("U.S. GAAP"). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2327

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio and is categorized as Level 1. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report. Disclosure about the classification of fair value measurements is presented in a tabular format, following the Portfolio's Schedule of Investments.
B.	Investment Income and Transactions
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date.
The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.
C.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of February 28, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial
28Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2022 was as follows:
2022
Distributions paid from:
Tax-exempt income	$69,559,811
Ordinary income	2,148,481
Total	$71,708,292
The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2022:
2022
Distributable earnings/(losses):
Undistributed tax-exempt income	$ 9,552,961
Capital loss carryforward	(162,135,236)
Current year dividend payable	(960,025)
Net unrealized depreciation	(122,865,588)
Total	$(276,407,888)
At February 28, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $1,561,828,164 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 78,975,147
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(201,420,272)
Net unrealized depreciation	$(122,445,125)
The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments related to interest on defaulted bonds and the tax treatment of amortization.
D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $8,306 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2023.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2329

E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The Fund invests substantially all of its assets in the Portfolio. Following are risks related to the Portfolio's investments.
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the
30Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2331

reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the Fund invests significantly in a single state (including California, Illinois, New York and Indiana), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment-grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates
32Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2333

Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate equal to 0.50% of the Fund’s average daily net assets up to $500 million, 0.475% of the next $500 million of the Fund’s average daily net assets and 0.45% of the Fund’s average daily net assets over $1 billion. For the six months ended
34Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

February 28, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.48% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.82%, 1.59% and 0.55% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2024. There can be no assurance that the Adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the Fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Board of Trustees. Fees waived and expenses reimbursed during the six months ended February 28, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended February 28, 2023, the Fund paid $49,395 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At February 28, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $15,217 and a payable for administrative expenses of $135,890, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2335

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 6,626
Class C	2,033
Class Y	15,800
Total	$24,459
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2023, CDSCs in the amount of $24,677 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of
36Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

$380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months  ended February 28, 2023, the Fund had no borrowings under the credit facility.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2337

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer High Income Municipal Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund.  In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process.  Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022.  In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund.  In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale.  The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts.  The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
38Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

management agreement for another year.  In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below.  The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund.  The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process.  The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund.  They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel.  The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.  The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.  The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs.  The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2339

performance of the Fund’s benchmark index.  They also discuss the Fund’s performance with Amundi US on a regular basis.  The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.  The peer group comparisons referred to below are organized in quintiles.  Each quintile represents one-fifth of the peer group.  In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period.  The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.  The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.  The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts.  The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services.  In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts.  The Trustees noted that, in some instances, the fee rates for those clients were
40Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.  The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund.  The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund.  They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses.  The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.  The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders.  The Trustees noted the breakpoints in the management fee schedule.  The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund.  The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses.  The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2341

Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund.  The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates.  The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business.  To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.  Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds).  The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally.  The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US.  The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager.  The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
42Pioneer High Income Municipal Fund | Semiannual Report | 2/28/23

(The following financial statements of Pioneer High Income Municipal Portfolio should be read in conjunction with the Fund’s financial statements.)
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/2343

Schedule of Investments  |  2/28/23
(unaudited)
Pioneer High Income Municipal Portfolio
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 97.4%
	Municipal Bonds — 96.8% of Net Assets(a)
	Alabama — 0.9%
4,525,000	Hoover Industrial Development Board, 5.75%, 10/1/49	$ 4,649,302
10,000,000	Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Series A, 5.25%, 5/1/44 (144A)	8,667,700
	Total Alabama	$ 13,317,002

	Arizona — 1.9%
1,675,000	Arizona Industrial Development Authority, Doral Academy Nevada Fire Mesa, Series A, 5.00%, 7/15/49 (144A)	$ 1,497,634
265,000	Arizona Industrial Development Authority, Doral Academy Of Northern Nevada Project, Series A, 4.00%, 7/15/41 (144A)	216,921
500,000	Arizona Industrial Development Authority, Doral Academy Of Northern Nevada Project, Series A, 4.00%, 7/15/51 (144A)	371,180
475,000	Arizona Industrial Development Authority, Doral Academy Of Northern Nevada Project, Series A, 4.00%, 7/15/56 (144A)	342,561
12,595,000	Industrial Development Authority of the City of Phoenix, 3rd & Indian School Assisted Living Project, 5.40%, 10/1/36	11,095,439
1,000,000	Industrial Development Authority of the County of Pima, Facility Desert Heights Charter, 7.00%, 5/1/34	1,035,310
3,000,000	Industrial Development Authority of the County of Pima, Facility Desert Heights Charter, 7.25%, 5/1/44	3,096,300
7,320,000	Maricopa County Industrial Development Authority, Commercial Metals Company, 4.00%, 10/15/47 (144A)	6,073,038
1,810,000	Tempe Industrial Development Authority, Series A, 6.125%, 10/1/47 (144A)	1,383,890
2,400,000	Tempe Industrial Development Authority, Series A, 6.125%, 10/1/52 (144A)	1,765,968
	Total Arizona	$ 26,878,241

The accompanying notes are an integral part of these financial statements.
44Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Arkansas — 2.8%
35,000,000	Arkansas Development Finance Authority, Big River Steel Project, 4.50%, 9/1/49 (144A)	$ 31,073,000
9,500,000	Arkansas Development Finance Authority, Green Bond, 5.45%, 9/1/52 (144A)	9,349,330
	Total Arkansas	$ 40,422,330

	California — 16.7%
2,000,000	California County Tobacco Securitization Agency, 5.00%, 6/1/50	$ 1,997,960
80,000	California County Tobacco Securitization Agency, Asset-Backed, Series A, 5.875%, 6/1/43	80,270
1,370,000	California County Tobacco Securitization Agency, Golden Gate Tobacco Settlement, Series A, 5.00%, 6/1/47	1,256,852
185,000	California Municipal Finance Authority, Series A, 5.00%, 12/1/36 (144A)	187,847
2,000,000	California Municipal Finance Authority, Series A, 5.00%, 12/1/46 (144A)	1,915,740
2,000,000	California Municipal Finance Authority, Series A, 5.00%, 11/1/49 (144A)	1,892,060
2,000,000	California Municipal Finance Authority, Series A, 5.00%, 12/1/54 (144A)	1,889,780
2,910,000	California Municipal Finance Authority, Series B, 4.75%, 12/1/31 (144A)	2,637,333
6,115,000	California Municipal Finance Authority, Series B, 5.25%, 12/1/36 (144A)	5,505,579
4,530,000	California Municipal Finance Authority, Series B, 5.50%, 12/1/39 (144A)	4,079,944
2,000,000	California Municipal Finance Authority, Baptist University, Series A, 5.00%, 11/1/46 (144A)	1,922,160
8,350,000	California Municipal Finance Authority, Baptist University, Series A, 5.50%, 11/1/45 (144A)	8,424,231
250,000	California Municipal Finance Authority, John Adams Academics Project, Series A, 5.00%, 10/1/35	255,260
1,550,000	California Municipal Finance Authority, John Adams Academics Project, Series A, 5.25%, 10/1/45	1,580,861
500,000	California Municipal Finance Authority, Santa Rosa Academy Project, 5.125%, 7/1/35 (144A)	504,415
1,575,000	California Municipal Finance Authority, Santa Rosa Academy Project, 5.375%, 7/1/45 (144A)	1,631,070
100,000	California School Finance Authority, View Park Elementary & Middle School, Series A, 4.75%, 10/1/24	101,033
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/2345

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	California — (continued)
830,000	California School Finance Authority, View Park Elementary & Middle School, Series A, 5.625%, 10/1/34	$ 859,191
2,175,000	California School Finance Authority, View Park Elementary & Middle School, Series A, 5.875%, 10/1/44	2,234,312
1,000,000	California School Finance Authority, View Park Elementary & Middle School, Series A, 6.00%, 10/1/49	1,025,800
3,230,000	California School Finance Authority, View Park High School, Series A, 7.125%, 10/1/48 (144A)	3,304,936
1,875,000	California Statewide Communities Development Authority, Baptist University, Series A, 5.00%, 11/1/41 (144A)	1,836,994
1,560,000	California Statewide Communities Development Authority, Baptist University, Series A, 6.125%, 11/1/33 (144A)	1,580,264
4,030,000	California Statewide Communities Development Authority, Baptist University, Series A, 6.375%, 11/1/43 (144A)	4,069,696
5,475,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, 5.25%, 12/1/43 (144A)	5,433,828
6,165,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, 5.50%, 12/1/54	6,109,638
20,760,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, 5.50%, 12/1/58 (144A)	20,851,967
3,500,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A, 5.00%, 12/1/46 (144A)	3,211,285
31,320,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A, 5.25%, 12/1/56 (144A)	29,427,019
700,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/34	723,975
6,980,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/39	7,043,658
34,720,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	33,491,259
31,800,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/54	30,171,204
64,000,000	Golden State Tobacco Securitization Corp., Series A1, 4.214%, 6/1/50	51,827,840
The accompanying notes are an integral part of these financial statements.
46Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	California — (continued)
2,500,000(b)	Pittsburg Unified School District Financing Authority, Capital Appreciation General Obligation Pittsburg, 9/1/41 (AGM Insured)	$ 1,133,425
1,925,000(b)	Pittsburg Unified School District Financing Authority, Capital Appreciation General Obligation Pittsburg, 9/1/42 (AGM Insured)	831,177
	Total California	$ 241,029,863

	Colorado — 6.6%
4,535,000(c)	2000 Holly Metropolitan District, Series A, 5.00%, 12/1/50	$ 3,991,027
577,000(c)	2000 Holly Metropolitan District, Series B, 7.50%, 12/15/50	543,413
1,735,000(c)	Belleview Village Metropolitan District, 4.95%, 12/1/50	1,467,272
1,250,000(c)	Cottonwood Highlands Metropolitan District No. 1, Series A, 5.00%, 12/1/49	1,131,263
2,090,000(c)	Cottonwood Highlands Metropolitan District No. 1, Series B, 8.75%, 12/15/49	2,123,774
4,090,000(c)	Crystal Crossing Metropolitan District, 5.25%, 12/1/40	4,064,724
26,000,000	Dominion Water & Sanitation District, 5.875%, 12/1/52	25,455,300
8,425,000(c)	Green Valley Ranch East Metropolitan District No. 6, Series A, 5.875%, 12/1/50	8,082,018
15,270,000(c)	Larkridge Metropolitan District No. 2, 5.25%, 12/1/48	14,187,052
5,261,000(c)	Littleton Village Metropolitan District No. 2, 5.375%, 12/1/45	5,153,886
1,125,000	Nine Mile Metropolitan District, 4.625%, 12/1/30	1,063,361
9,760,000	Nine Mile Metropolitan District, 5.125%, 12/1/40	9,166,299
1,000,000(c)	Ridgeline Vista Metropolitan District, Series A, 5.25%, 12/1/60	939,830
2,000,000(c)	Settler's Crossing Metropolitan District No. 1, Series A, 5.00%, 12/1/40 (144A)	1,841,780
3,760,000(c)	Settler's Crossing Metropolitan District No. 1, Series A, 5.125%, 12/1/50 (144A)	3,303,310
597,000(c)	Settler's Crossing Metropolitan District No. 1, Series B, 7.625%, 12/15/50	582,284
1,722,000(c)	Village at Dry Creek Metropolitan District No. 2, 4.375%, 12/1/44	1,476,030
1,246,000(c)	Villas Metropolitan District, Series A, 5.125%, 12/1/48	1,238,910
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/2347

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Colorado — (continued)
4,280,000(c)	Willow Bend Metropolitan District, Series A, 5.00%, 12/1/39	$ 4,104,648
5,375,000(c)	Willow Bend Metropolitan District, Series A, 5.00%, 12/1/49	4,835,135
755,000(c)	Willow Bend Metropolitan District, Series B, 7.625%, 12/15/49	690,923
	Total Colorado	$ 95,442,239

	Delaware — 0.2%
2,225,000	Delaware State Economic Development Authority, Aspira of Delaware Charter, 4.00%, 6/1/52	$ 1,669,974
1,380,000	Delaware State Economic Development Authority, Aspira of Delaware Charter, 4.00%, 6/1/57	1,003,080
	Total Delaware	$ 2,673,054

	District of Columbia — 0.4%
915,000	District of Columbia, Inspired Teaching Demonstration Public Charter School, 5.00%, 7/1/32	$ 961,217
1,500,000	District of Columbia, Inspired Teaching Demonstration Public Charter School, 5.00%, 7/1/42	1,509,300
1,165,000	District of Columbia, Inspired Teaching Demonstration Public Charter School, 5.00%, 7/1/47	1,160,934
1,835,000	District of Columbia, Inspired Teaching Demonstration Public Charter School, 5.00%, 7/1/52	1,807,163
735,000	District of Columbia Tobacco Settlement Financing Corp., Asset-Backed, 6.75%, 5/15/40	756,940
	Total District of Columbia	$ 6,195,554

	Florida — 1.3%
500,000(d)	Capital Trust Agency, Inc., Series B, 5.00%, 7/1/43	$ 50,000
750,000(d)	Capital Trust Agency, Inc., Series B, 5.00%, 7/1/53	75,000
500,000(d)	Capital Trust Agency, Inc., Series B, 5.25%, 7/1/48	50,000
1,000,000	Charlotte County Industrial Development Authority, Town & Country Utilities Project, 4.00%, 10/1/51 (144A)	743,860
850,000	County of Lake, 5.00%, 1/15/54 (144A)	745,382
270,000	County of Lake, Imagine South Lake Charter School Project, 5.00%, 1/15/29 (144A)	272,049
1,250,000	County of Lake, Imagine South Lake, Charter School Project, 5.00%, 1/15/39 (144A)	1,184,438
2,350,000	County of Lake, Imagine South Lake, Charter School Project, 5.00%, 1/15/49 (144A)	2,100,454
300,000	Florida Development Finance Corp., Glenridge On Palmer Ranch Project, 5.00%, 6/1/31	291,612
The accompanying notes are an integral part of these financial statements.
48Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Florida — (continued)
13,475,000	Florida Development Finance Corp., Glenridge On Palmer Ranch Project, 5.00%, 6/1/51	$ 10,717,206
225,000	Florida Development Finance Corp., The Glenridge On Palmer Ranch Project, 5.00%, 6/1/35	209,439
2,500,000	Palm Beach County Health Facilities Authority, Toby & Leon Cooperman Sinai, 4.25%, 6/1/56	1,887,650
	Total Florida	$ 18,327,090

	Guam — 0.1%
1,100,000	Guam Economic Development & Commerce Authority, Asset-Backed, 5.625%, 6/1/47	$ 1,000,923
	Total Guam	$ 1,000,923

	Illinois — 8.8%
1,650,000	Chicago Board of Education, 5.75%, 4/1/35	$ 1,759,841
8,010,000	Chicago Board of Education, 6.00%, 4/1/46	8,291,471
2,500,000(c)	Chicago Board of Education, Series A, 5.00%, 12/1/37	2,482,625
16,170,000(c)	Chicago Board of Education, Series A, 5.00%, 12/1/42	15,490,375
1,000,000(c)	Chicago Board of Education, Series A, 7.00%, 12/1/46 (144A)	1,083,680
8,000,000(c)	Chicago Board of Education, Series B, 6.50%, 12/1/46	8,468,880
2,035,000(c)	Chicago Board of Education, Series C, 5.00%, 12/1/34	2,067,601
1,415,000(c)	Chicago Board of Education, Series C, 5.25%, 12/1/39	1,392,049
20,000,000(c)	Chicago Board of Education, Series D, 5.00%, 12/1/46	18,932,800
2,305,000(c)	Chicago Board of Education, Series G, 5.00%, 12/1/44	2,238,385
7,775,000(c)	Chicago Board of Education, Series H, 5.00%, 12/1/46	7,481,105
2,900,000(c)	City of Chicago, 5.50%, 1/1/34	2,948,169
9,200,000(c)	City of Chicago, Series A, 5.50%, 1/1/35	9,701,124
13,795,000(c)	City of Chicago, Series A, 5.50%, 1/1/49	14,140,427
4,270,000	City of Plano Special Service Area No. 3 & No. 4, 4.00%, 3/1/35	4,280,248
4,050,000	Illinois Finance Authority, Series 2, 6.00%, 11/15/36	3,460,482
1,591,212(b)	Illinois Finance Authority, Cabs Clare Oaks Project, Series B1, 11/15/52	18,219
2,520,597(e)	Illinois Finance Authority, Clare Oaks Project, Series 3, 5.25%, 11/15/52	1,813,418
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/2349

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Illinois — (continued)
2,000,000	Metropolitan Pier & Exposition Authority, Searstone CCRC Project, 5.00%, 6/15/50	$ 1,966,920
12,160,000	Southwestern Illinois Development Authority, 5.00%, 6/1/53	11,476,730
1,415,000(d)	Southwestern Illinois Development Authority, Village of Sauget Project, 5.625%, 11/1/26	820,700
3,040,000	Village of Lincolnwood, Series A, 4.82%, 1/1/41 (144A)	2,773,118
2,165,000	Village of Matteson, 6.50%, 12/1/35	2,205,139
1,139,000	Village of Volo IL Special Service Area No. 17, 5.50%, 3/1/47	1,145,880
	Total Illinois	$ 126,439,386

	Indiana — 6.9%
8,230,000	City of Anderson, 5.375%, 1/1/40 (144A)	$ 6,843,739
580,000	City of Evansville, Silver Birch Evansville Project, 4.80%, 1/1/28	553,790
6,475,000	City of Evansville, Silver Birch Evansville Project, 5.45%, 1/1/38	5,442,108
600,000	City of Fort Wayne, 5.125%, 1/1/32	539,802
4,665,000	City of Fort Wayne, 5.35%, 1/1/38	3,856,276
24,990,000	City of Hammond, Custodial Receipts Cabelas Project, 7.50%, 2/1/29 (144A)	24,052,875
1,275,000	City of Kokomo, Silver Birch of Kokomo, 5.75%, 1/1/34	1,230,375
7,575,000	City of Kokomo, Silver Birch of Kokomo, 5.875%, 1/1/37	7,127,848
1,075,000	City of Lafayette, Glasswater Creek Lafayette Project, 5.60%, 1/1/33	1,067,798
6,000,000	City of Lafayette, Glasswater Creek Lafayette Project, 5.80%, 1/1/37	6,010,680
800,000	City of Mishawaka, Silver Birch Mishawaka Project, 5.10%, 1/1/32 (144A)	750,112
5,890,000	City of Mishawaka, Silver Birch Mishawaka Project, 5.375%, 1/1/38 (144A)	4,882,162
4,560,000	City of Terre Haute, 5.35%, 1/1/38	3,709,879
5,190,000	Indiana Finance Authority, Multipurpose Educational Facilities, Avondale Meadows Academy Project, 5.125%, 7/1/37	5,317,155
330,000	Indiana Finance Authority, Multipurpose Educational Facilities, Avondale Meadows Academy Project, 5.375%, 7/1/47	331,003
1,975,000	Indiana Finance Authority, Sanders Glen Project, Series A, 4.25%, 7/1/43	1,729,606
The accompanying notes are an integral part of these financial statements.
50Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Indiana — (continued)
2,020,000	Indiana Finance Authority, Sanders Glen Project, Series A, 4.50%, 7/1/53	$ 1,743,179
11,985,000	Indiana Housing & Community Development Authority, Series A, 5.00%, 1/1/39 (144A)	9,450,172
8,340,000	Indiana Housing & Community Development Authority, Evergreen Village Bloomington Project, 5.50%, 1/1/37	7,329,025
7,950,000	Town of Plainfield Multifamily Housing Revenue, 5.375%, 9/1/38	7,590,581
	Total Indiana	$ 99,558,165

	Iowa — 1.4%
21,485,000	Iowa Finance Authority, Alcoa Inc. Projects, 4.75%, 8/1/42	$ 20,426,649
	Total Iowa	$ 20,426,649

	Kansas — 0.9%
400,000	Kansas Development Finance Authority, Series A, 5.25%, 11/15/33	$ 361,212
15,405,000	Kansas Development Finance Authority, Series A, 5.25%, 11/15/53	11,058,325
2,500,000	Kansas Development Finance Authority, Series A, 5.50%, 11/15/38	2,117,825
	Total Kansas	$ 13,537,362

	Maryland — 0.1%
900,000	Maryland Health & Higher Educational Facilities Authority, City Neighbors, Series A, 6.75%, 7/1/44	$ 909,126
	Total Maryland	$ 909,126

	Massachusetts — 0.5%
689,436(d)	Massachusetts Development Finance Agency, Adventcare Project, 7.625%, 10/15/37	$ 241,302
1,802,446(d)	Massachusetts Development Finance Agency, Adventcare Project, Series A, 6.75%, 10/15/37 (144A)	630,856
1,250,000	Massachusetts Development Finance Agency, International Charter School, 5.00%, 4/15/40	1,264,025
4,500,000	Massachusetts Development Finance Agency, Linden Ponds, 5.125%, 11/15/46 (144A)	4,632,525
	Total Massachusetts	$ 6,768,708

	Michigan — 2.1%
8,565,000	David Ellis Academy-West, 5.25%, 6/1/45	$ 7,697,365
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/2351

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Michigan — (continued)
1,250,000	Flint Hospital Building Authority, Hurley Medical Center, Series A, 5.25%, 7/1/39	$ 1,250,013
5,485,000	Flint International Academy, 5.75%, 10/1/37	5,485,000
5,720,000	Michigan Finance Authority, 5.75%, 4/1/40	5,889,255
4,000,000(e)	Michigan Strategic Fund, Series B, 7.50%, 11/1/41	4,178,800
7,115,000(e)	Michigan Strategic Fund, Michigan Department Offices Lease, Series B, 7.75%, 3/1/40	6,384,076
	Total Michigan	$ 30,884,509

	Minnesota — 2.1%
1,310,000	City of Bethel, 6.00%, 7/1/57	$ 1,189,336
4,210,000	City of Bethel, Series A, 5.00%, 7/1/48	3,940,055
1,000,000	City of Bethel, Series A, 5.00%, 7/1/53	911,390
2,600,000	City of Brooklyn Park, Prairie Seeds Academy Project, Series A, 5.00%, 3/1/34	2,638,584
2,000,000	City of Brooklyn Park, Prairie Seeds Academy Project, Series A, 5.00%, 3/1/39	2,016,720
3,515,000	City of Deephaven, Eagle Ridge Academy Project, Series A, 5.00%, 7/1/55	3,636,724
400,000	City of Deephaven, Eagle Ridge Academy Project, Series A, 5.25%, 7/1/37	404,396
1,500,000	City of Deephaven, Eagle Ridge Academy Project, Series A, 5.50%, 7/1/50	1,500,285
3,145,000	City of Rochester, Series A, 5.25%, 9/1/43	2,701,398
6,080,000	City of Rochester, Series A, 5.375%, 9/1/50	5,089,386
1,500,000	City of Rochester, Rochester Math & Science Academy, Series A, 5.125%, 9/1/38	1,430,295
2,000,000	Housing & Redevelopment Authority of The City of St. Paul Minnesota, Great River School Project, Series A, 5.50%, 7/1/52 (144A)	2,077,140
1,415,000	Housing & Redevelopment Authority of The City of St. Paul Minnesota, Higher Ground Academy Project, 5.125%, 12/1/38	1,415,792
1,300,000	Housing & Redevelopment Authority of The City of St. Paul Minnesota, St. Paul City School Project, Series A, 5.00%, 7/1/36	1,388,101
	Total Minnesota	$ 30,339,602

	Missouri — 0.2%
200,000	Kansas City Industrial Development Authority, Series A, 4.25%, 4/1/26 (144A)	$ 199,020
The accompanying notes are an integral part of these financial statements.
52Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Missouri — (continued)
1,000,000	Kansas City Industrial Development Authority, Series A, 5.00%, 4/1/36 (144A)	$ 971,360
2,300,000	Kansas City Industrial Development Authority, Series A, 5.00%, 4/1/46 (144A)	2,084,766
	Total Missouri	$ 3,255,146

	New Jersey — 1.3%
934,452	New Jersey Economic Development Authority, Series A, 4.70%, 9/1/28 (144A)	$ 855,023
1,255,000	New Jersey Economic Development Authority, Series A, 5.25%, 10/1/38 (144A)	1,206,344
541,503	New Jersey Economic Development Authority, Series A, 5.375%, 9/1/33 (144A)	495,475
1,092,590	New Jersey Economic Development Authority, Series A, 5.625%, 9/1/38 (144A)	999,720
5,870,274	New Jersey Economic Development Authority, Series A, 5.75%, 9/1/50 (144A)	5,371,301
1,215,000	New Jersey Economic Development Authority, Charter Hatikvah International Academy, Series A, 5.25%, 7/1/37 (144A)	1,141,444
2,500,000	New Jersey Economic Development Authority, Charter Hatikvah International Academy, Series A, 5.375%, 7/1/47 (144A)	2,261,200
7,205,000	New Jersey Economic Development Authority, Marion P. Thomas Charter School, Inc., Project, Series A, 5.375%, 10/1/50 (144A)	6,769,602
	Total New Jersey	$ 19,100,109

	New Mexico — 1.3%
1,690,000(e)	County of Otero, Otero County Jail Project, Certificate Participation, 9.00%, 4/1/23	$ 1,690,000
16,135,000(e)	County of Otero, Otero County Jail Project, Certificate Participation, 9.00%, 4/1/28	16,135,000
1,750,000	Lower Petroglyphs Public Improvement District, 5.00%, 10/1/48	1,609,947
	Total New Mexico	$ 19,434,947

	New York — 14.0%
375,000	Buffalo & Erie County Industrial Land Development Corp., 5.00%, 10/1/28 (144A)	$ 386,996
4,150,000	Buffalo & Erie County Industrial Land Development Corp., 5.00%, 10/1/38 (144A)	4,152,781
6,175,000	Chautauqua Tobacco Asset Securitization Corp., 5.00%, 6/1/48	6,005,188
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/2353

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	New York — (continued)
10,000,000(d)	Erie County Industrial Development Agency, Galvstar LLC Project, Series A, 9.25%, 10/1/30	$ 1,250,000
8,000,000(d)	Erie County Industrial Development Agency, Galvstar LLC Project, Series B, 9.25%, 10/1/30	1,890,000
1,795,000(d)	Erie County Industrial Development Agency, Galvstar LLC Project, Series C, 9.25%, 10/1/30	424,069
8,755,000	Erie Tobacco Asset Securitization Corp., Asset-Backed, Series A, 5.00%, 6/1/45	8,402,611
22,015,000	Nassau County Tobacco Settlement Corp., Asset-Backed, Series A3, 5.00%, 6/1/35	20,642,365
15,020,000	Nassau County Tobacco Settlement Corp., Asset-Backed, Series A3, 5.125%, 6/1/46	13,834,471
5,735,000	New York Counties Tobacco Trust IV, Series A, 5.00%, 6/1/42	5,311,241
21,100,000	New York Counties Tobacco Trust IV, Series A, 6.25%, 6/1/41 (144A)	21,101,688
32,420,000	New York Counties Tobacco Trust IV, Settlement pass through, Series A, 5.00%, 6/1/45	29,540,780
51,600,000(b)	New York Counties Tobacco Trust V, Capital Appreciation Pass Through, Series S-4A, 6/1/60 (144A)	2,340,060
440,000	New York Counties Tobacco Trust VI, Series A-2B, 5.00%, 6/1/45	416,438
18,745,000	New York Counties Tobacco Trust VI, Settlement pass through, Series A-2B, 5.00%, 6/1/51	17,562,190
2,820,000	Riverhead Industrial Development Agency, 7.65%, 8/1/34	2,828,798
2,250,000	TSASC, Inc., Series B, 5.00%, 6/1/25	2,199,353
26,890,000	TSASC, Inc., Series B, 5.00%, 6/1/45	25,144,301
27,480,000	TSASC, Inc., Series B, 5.00%, 6/1/48	26,169,204
12,000,000	Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project, 4.50%, 7/1/56 (144A)	7,986,600
5,000,000	Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project, 5.00%, 7/1/36 (144A)	4,302,300
	Total New York	$ 201,891,434

	Ohio — 4.7%
69,000,000	Buckeye Tobacco Settlement Financing Authority, Senior Class 2, Series B2, 5.00%, 6/1/55	$ 62,445,000
The accompanying notes are an integral part of these financial statements.
54Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Ohio — (continued)
530,000	Ohio Housing Finance Agency, Sanctuary Springboro Project, 5.125%, 1/1/32 (144A)	$ 456,643
5,275,000	Ohio Housing Finance Agency, Sanctuary Springboro Project, 5.45%, 1/1/38 (144A)	4,217,784
	Total Ohio	$ 67,119,427

	Pennsylvania — 4.1%
1,000,000	Chester County Industrial Development Authority, Collegium Charter School, Series A, 5.125%, 10/15/37	$ 1,000,170
2,535,000	Chester County Industrial Development Authority, Collegium Charter School, Series A, 5.25%, 10/15/47	2,277,469
8,465,000	Delaware County Industrial Development Authority, Chester Charter School Arts Project, Series A, 5.125%, 6/1/46 (144A)	8,811,049
1,310,000	Philadelphia Authority for Industrial Development, 5.00%, 4/15/32 (144A)	1,333,174
2,290,000	Philadelphia Authority for Industrial Development, 5.00%, 4/15/42 (144A)	2,170,233
3,335,000	Philadelphia Authority for Industrial Development, 5.00%, 4/15/52 (144A)	3,020,843
1,660,000	Philadelphia Authority for Industrial Development, 5.125%, 6/1/38 (144A)	1,700,222
3,500,000	Philadelphia Authority for Industrial Development, 5.25%, 6/1/48 (144A)	3,521,350
4,370,000	Philadelphia Authority for Industrial Development, 5.375%, 6/1/53 (144A)	4,391,500
9,435,000	Philadelphia Authority for Industrial Development, 5.50%, 6/1/49 (144A)	9,636,532
925,000	Philadelphia Authority for Industrial Development, Series A, 5.00%, 11/15/31	917,508
4,055,000	Philadelphia Authority for Industrial Development, 2800 American Street Co. Project, Series A, 5.625%, 7/1/48 (144A)	4,067,084
8,295,000	Philadelphia Authority for Industrial Development, Global Leadership Academy Charter School Project, Series A, 5.00%, 11/15/50	7,312,872
2,200,000	Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc. Project, Series A, 6.50%, 6/1/45	2,127,554
2,940,000	Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc., Project, Series A, 6.625%, 6/1/50	2,866,118
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/2355

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Pennsylvania — (continued)
340,000	Philadelphia Authority for Industrial Development, Green Woods Charter School, Series A, 5.00%, 6/15/32	$ 336,291
1,045,000	Philadelphia Authority for Industrial Development, Green Woods Charter School, Series A, 5.125%, 6/15/42	975,831
970,000	Philadelphia Authority for Industrial Development, Green Woods Charter School, Series A, 5.25%, 6/15/52	884,679
1,020,000	Philadelphia Authority for Industrial Development, Green Woods Charter School, Series A, 5.375%, 6/15/57	957,494
	Total Pennsylvania	$ 58,307,973

	Puerto Rico — 4.8%
15,689,000(c)	Commonwealth of Puerto Rico, Series A1, 4.00%, 7/1/46	$ 12,354,774
10,745,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series A, 5.00%, 7/1/47 (144A)	10,001,016
6,685,000	Puerto Rico Electric Power Authority, Series AAA, 5.25%, 7/1/21	4,575,883
3,535,000	Puerto Rico Electric Power Authority, Series CCC, 4.80%, 7/1/28	2,439,150
1,285,000	Puerto Rico Electric Power Authority, Series CCC, 5.00%, 7/1/24	888,256
3,735,000	Puerto Rico Electric Power Authority, Series DDD, 5.00%, 7/1/23	2,633,175
3,315,000	Puerto Rico Electric Power Authority, Series TT, 5.00%, 7/1/21	2,337,075
1,000,000	Puerto Rico Electric Power Authority, Series WW, 5.00%, 7/1/28	692,500
1,130,000	Puerto Rico Electric Power Authority, Series ZZ, 4.75%, 7/1/27	776,875
14,060,000	Puerto Rico Highway & Transportation Authority, Series A, 5.00%, 7/1/62	13,005,500
4,000,000	Puerto Rico Highway & Transportation Authority, Series A, 5.85%, 3/1/27	3,998,000
1,295,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Series A, 5.20%, 7/1/24	1,306,046
The accompanying notes are an integral part of these financial statements.
56Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Puerto Rico — (continued)
11,458,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series 2, 4.784%, 7/1/58	$ 10,184,787
4,209,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A1, 5.00%, 7/1/58	3,889,326
	Total Puerto Rico	$ 69,082,363

	Rhode Island — 0.2%
2,065,000(d)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 371,700
2,000,000(e)	Tender Option Bond Trust Receipts/Certificates, RIB, Series 2019, 8.129%, 9/1/47 (144A)	1,810,980
	Total Rhode Island	$ 2,182,680

	Tennessee — 0.1%
1,095,000	Metropolitan Government Nashville & Davidson County Industrial Development Board, 4.00%, 6/1/51 (144A)	$ 832,660
	Total Tennessee	$ 832,660

	Texas — 4.4%
640,000	Arlington Higher Education Finance Corp., 3.50%, 3/1/24 (144A)	$ 635,898
16,875,000	Arlington Higher Education Finance Corp., 5.45%, 3/1/49 (144A)	17,607,544
95,000	Arlington Higher Education Finance Corp., Series A, 5.875%, 3/1/24	95,437
525,000	Arlington Higher Education Finance Corp., Series A, 6.625%, 3/1/29	538,613
375,000	Arlington Higher Education Finance Corp., Universal Academy, Series A, 7.00%, 3/1/34	382,223
7,030,000	Arlington Higher Education Finance Corp., Universal Academy, Series A, 7.125%, 3/1/44	7,154,009
280,000	City of Celina, 5.50%, 9/1/24	282,254
1,025,000	City of Celina, 6.00%, 9/1/30	1,040,447
2,590,000	City of Celina, 6.25%, 9/1/40	2,642,214
16,755,000(e)	Greater Texas Cultural Education Facilities Finance Corp., 9.00%, 2/1/50 (144A)	15,349,758
3,335,000(e)	Greater Texas Cultural Education Facilities Finance Corp., Series B, 9.00%, 2/1/33 (144A)	3,327,963
100,000(f)	La Vernia Higher Education Finance Corp., Meridian World School, Series A, 5.25%, 8/15/35 (144A)	102,882
2,000,000(f)	La Vernia Higher Education Finance Corp., Meridian World School, Series A, 5.50%, 8/15/45 (144A)	2,064,680
1,250,000	New Hope Cultural Education Facilities Finance Corp., Village On The Park, Series C, 5.50%, 7/1/46	562,500
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/2357

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Texas — (continued)
1,000,000	New Hope Cultural Education Facilities Finance Corp., Village On The Park, Series C, 5.75%, 7/1/51	$ 450,000
75,000	New Hope Cultural Education Facilities Finance Corp., Village On The Park, Series D, 6.00%, 7/1/26	30,000
1,350,000	New Hope Cultural Education Facilities Finance Corp., Village On The Park, Series D, 7.00%, 7/1/51	540,000
17,350,000(d)	Sanger Industrial Development Corp., Texas Pellets Project, Series B, 8.00%, 7/1/38	4,272,437
8,142,447(d)	Tarrant County Cultural Education Facilities Finance Corp., Series A, 5.75%, 12/1/54	5,292,591
1,000,000(e)	Texas Midwest Public Facility Corp., Secure Treatment Facility Project, Restructured, 0.001%, 12/1/30	631,650
	Total Texas	$ 63,003,100

	Virginia — 5.0%
3,000,000	Ballston Quarter Community Development Authority, Series A, 5.50%, 3/1/46	$ 2,158,500
2,050,000	Cherry Hill Community Development Authority, Potomac Shores Project, 5.40%, 3/1/45 (144A)	2,056,929
21,385,000	Tobacco Settlement Financing Corp., Series 1, 6.706%, 6/1/46	19,767,439
41,495,000	Tobacco Settlement Financing Corp., Series B1, 5.00%, 6/1/47	38,843,884
5,905,000(e)	Tobacco Settlement Financing Corp., Series B2, 5.20%, 6/1/46	5,733,046
14,000,000(b)	Tobacco Settlement Financing Corp., Series D, 6/1/47	3,285,660
	Total Virginia	$ 71,845,458

	Wisconsin — 3.0%
2,500,000	Public Finance Authority, American Preparatory Academy - Las Vegas Project, Series A, 5.125%, 7/15/37 (144A)	$ 2,445,225
1,550,000	Public Finance Authority, Community School of Davidson Project, 5.00%, 10/1/33	1,561,036
5,905,000	Public Finance Authority, Community School of Davidson Project, 5.00%, 10/1/48	5,506,117
1,590,000	Public Finance Authority, Coral Academy Science Las Vegas, Series A, 5.625%, 7/1/44	1,627,254
370,000	Public Finance Authority, Coral Academy Science Reno, 5.00%, 6/1/29 (144A)	364,742
710,000	Public Finance Authority, Coral Academy Science Reno, 5.00%, 6/1/39 (144A)	656,111
The accompanying notes are an integral part of these financial statements.
58Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/23

Principal Amount USD ($)		Value
	Wisconsin — (continued)
2,660,000	Public Finance Authority, Coral Academy Science Reno, 5.00%, 6/1/50 (144A)	$ 2,279,514
400,000	Public Finance Authority, Coral Academy Science Reno, Series A, 4.00%, 6/1/36 (144A)	390,488
700,000	Public Finance Authority, Coral Academy Science Reno, Series A, 4.00%, 6/1/51 (144A)	592,662
1,130,000	Public Finance Authority, Coral Academy Science Reno, Series A, 4.00%, 6/1/61 (144A)	897,570
335,000	Public Finance Authority, Coral Academy Science Reno, Series A, 5.375%, 6/1/37 (144A)	336,437
900,000	Public Finance Authority, Coral Academy Science Reno, Series A, 5.875%, 6/1/52 (144A)	872,757
1,565,000	Public Finance Authority, Coral Academy Science Reno, Series A, 6.00%, 6/1/62 (144A)	1,517,158
9,310,000	Public Finance Authority, Gardner Webb University, 5.00%, 7/1/31 (144A)	9,809,854
275,000	Public Finance Authority, Lead Academy Project, Series A, 4.25%, 8/1/26 (144A)	271,480
2,000,000	Public Finance Authority, Lead Academy Project, Series A, 5.00%, 8/1/36 (144A)	2,076,920
2,500,000	Public Finance Authority, Lead Academy Project, Series A, 5.125%, 8/1/46 (144A)	2,539,500
2,000,000	Public Finance Authority, Searstone CCRC Project, 4.00%, 6/1/41 (144A)	1,496,340
1,500,000	Public Finance Authority, SearStone CCRC Project, Series A, 5.00%, 6/1/37 (144A)	1,323,540
2,500,000	Public Finance Authority, SearStone CCRC Project, Series A, 5.00%, 6/1/52 (144A)	1,954,150
500,000(e)	Public Finance Authority, SearStone CCRC Project, Series A, 5.613%, 6/1/47	524,125
2,500,000(e)	Public Finance Authority, SearStone CCRC Project, Series A, 5.688%, 6/1/52	2,620,525
10,640,000(b)(d)	Public Finance Authority, Springshire Pre Development Project, 12/1/20 (144A)	1,064,000
	Total Wisconsin	$ 42,727,505

	Total Municipal Bonds (Cost $1,508,316,828)	$1,392,932,605

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/2359

Schedule of Investments  |  2/28/23
(unaudited) (continued)
Principal Amount USD ($)		Value
Debtors in Possession Financing — 0.6% of Net Assets#
Retirement Housing — 0.6%
9,000,000 +	Springshire Retirement LLC - Promissory Note, 9.00%, 4/1/23	$ 9,000,000
	Total Retirement Housing	$ 9,000,000

	TOTAL DEBTORS IN POSSESSION FINANCING (Cost $9,000,000)	$ 9,000,000

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.4% (Cost $1,517,316,828)	$1,401,932,605
	OTHER ASSETS AND LIABILITIES — 2.6%	$ 37,459,938
	net assets — 100.0%	$1,439,392,543

AGM	Assured Guaranty Municipal Corp.
RIB	Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at February 28, 2023.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2023, the value of these securities amounted to $419,045,874, or 29.1% of net assets.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Represents a General Obligation Bond.
(d)	Security is in default.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 28, 2023.
(f)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Springshire Retirement LLC - Promissory Note	12/1/2021	$9,000,000	$9,000,000
% of Net assets			0.6%
The accompanying notes are an integral part of these financial statements.
60Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/23

The concentration of investments as a percentage of total investments by type of obligation/market sector is as follows:
Revenue Bonds:
Tobacco Revenue	26.1%
Health Revenue	21.6
Education Revenue	20.0
Development Revenue	11.7
Water Revenue	2.6
Other Revenue	2.1
Facilities Revenue	1.8
Transportation Revenue	1.4
Power Revenue	1.0
Industrial Revenue	0.2
Pollution Control Revenue	0.1
Utilities Revenue	0.1
88.7%
General Obligation Bonds:	11.3%
100.0%
Purchases and sales of securities (excluding short-term investments) for the six months ended February 28, 2023, aggregated $434,840,849 and $580,434,709, respectively.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments).
The following is a summary of the inputs used as of February 28, 2023, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,392,932,605	$ —	$1,392,932,605
Debtors in Possession Financing	—	—	9,000,000	9,000,000
Total Investments in Securities	$ —	$ 1,392,932,605	$ 9,000,000	$ 1,401,932,605
During the period ended February 28, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/2361

Statement of Assets and Liabilities  |  2/28/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,517,316,828)	$1,401,932,605
Cash	11,091,164
Receivables —
Investment securities sold	6,101,075
Proceeds from contributions	2,655,841
Interest	26,668,979
Other assets	311,500
Total assets	$1,448,761,164
LIABILITIES:
Payables —
Investment securities purchased	$ 4,908,692
Value of withdrawals	4,341,977
Trustees' fees	12,638
Administrative expenses	49,252
Accrued expenses	56,062
Total liabilities	$ 9,368,621
NET ASSETS:
Paid-in capital	$1,483,853,797
Distributable earnings (loss)	(44,461,254)
Net assets	$1,439,392,543
The accompanying notes are an integral part of these financial statements.
62Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/23

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/28/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$39,766,792
Total Investment Income		$ 39,766,792
EXPENSES:
Administrative expenses	$ 46,723
Transfer agent fees	4,377
Consulting fees	21,614
Custodian fees	11,440
Professional fees	34,971
Printing expense	1,690
Officers' and Trustees' fees	41,603
Miscellaneous	1,600
Total expenses		$ 164,018
Net investment income		$ 39,602,774
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ (65,194,089)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ 420,503
Net realized and unrealized gain (loss) on investments		$(64,773,586)
Net decrease in net assets resulting from operations		$ (25,170,812)
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/2363

Statements of Changes in Net Assets
	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 39,602,774	$ 84,276,467
Net realized gain (loss) on investments	(65,194,089)	(49,557,811)
Change in net unrealized appreciation (depreciation) on investments	420,503	(223,692,236)
Net decrease in net assets resulting from operations	$ (25,170,812)	$ (188,973,580)
FROM CAPITAL TRANSACTIONS:
Proceeds from contributions	$ 344,890,233	$ 821,599,552
Value of withdrawals	(499,613,926)	(1,068,188,723)
Net decrease in net assets resulting from capital transactions	$ (154,723,693)	$ (246,589,171)
Net decrease in net assets	$ (179,894,505)	$ (435,562,751)
NET ASSETS:
Beginning of period	$1,619,287,048	$ 2,054,849,799
End of period	$1,439,392,543	$ 1,619,287,048
The accompanying notes are an integral part of these financial statements.
64Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/23

Financial Highlights
	Six Months Ended 2/28/23 (unaudited)	Year Ended 8/31/22	12/21/20 to 8/31/21*
Total return	(1.35)%(a)	(9.34)%	6.30%(a)
Ratio of net expenses to average net assets	0.02%(b)	0.02%	0.02%(b)
Ratio of net investment income (loss) to average net assets	5.44%(b)	4.47%	3.07%(b)
Portfolio turnover rate	30%(a)	38%	11%(a)(c)
Net assets, end of period (in thousands)	$1,439,393	$1,619,287	$2,054,850
*	The Portfolio commenced operations on December 21, 2020.
(a)	Not annualized.
(b)	Annualized.
(c)	The portfolio turnover rate excludes purchases and sales from the transfer of assets from Pioneer High Income Municipal Fund (see note 1).
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/2365

Notes to Financial Statements  |  2/28/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer High Income Municipal Portfolio (the “Portfolio”) is a diversified series of Pioneer Core Trust I (the “Trust”), an open-end management investment company established as a Delaware statutory trust on October 14, 2020. The Portfolio is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.
The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At February 28, 2023, all investors in the Portfolio were funds advised by the investment adviser of the Portfolio. At February 28, 2023, Pioneer High Income Municipal Fund owned approximately 99.999% of the Portfolio and Pioneer MAP - High Income Municipal Fund owned approximately 0.001% of the Portfolio. On December 21, 2020, the Pioneer High Income Municipal Fund transferred all of its investable assets, with a cost basis of $1,707,664,760 and a value of $1,760,998,235, to the Portfolio in exchange for an interest in the Portfolio. The transaction was structured to qualify as a tax-free exchange of assets.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Portfolio’s placement agent.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Portfolio’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
66Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/23

The Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits portfolios to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a portfolio, to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on portfolio leverage risk calculated based on value-at-risk (“VaR”), unless the portfolio uses derivatives in only a limited manner (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.	Security Valuation
Investments are stated at value, computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/2367

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities to its investors in proportion to their investment in the Portfolio.
C.	Federal Income Taxes
The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the
68Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/23

Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.
Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
D.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments, impair the Portfolio's ability to satisfy redemption requests, and negatively impact the Portfolio's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Portfolio’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/2369

market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.
70Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/23

Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the Portfolio invests significantly in a single state (including California, Illinois, New York and Indiana), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Portfolio will be more susceptible to associated risks and developments.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Portfolio's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Portfolio's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults on its
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/2371

obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Portfolio could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Portfolio will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Portfolio or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Portfolio. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service
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providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of investors in the Portfolio to purchase or withdraw interests in the Portfolio, loss of or unauthorized access to private investor information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s registration statement on Form N-1A contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
E.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at February 28, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Portfolio's portfolio. The Portfolio does not pay a management fee under the Portfolio's investment advisory agreement with the Adviser.
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3. Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended February 28, 2023, the Portfolio paid $41,603 in Officers' and Trustees’ compensation, which is reflected on the Statement of Operations as Officers' and Trustees’ fees. At February 28, 2023, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees’ fees of $12,638 and a payable for administrative expenses of $49,252, which includes the payable for Officer's compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates.
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Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer High Income Municipal Portfolio (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund.  In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
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management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the
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performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered that the Fund does not pay a management fee. The Trustees considered that the Fund is a master fund in a master-feeder structure in which each feeder fund investing in the Fund has the same investment objective and policies as the Fund. The Trustees considered that each feeder fund investing in the Fund pays a management fee directly to Amundi US for its management services to the feeder fund, or is offered through a separately managed account program in which participants pay fees to Amundi US or an affiliate for management of the separately managed account. The Trustees concluded that the fee and expense structure for the Fund was reasonable in relation to the nature and quality of services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund investors. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/2377

reductions in expenses.  The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund.  The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.  Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally.  The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
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Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/2379

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 20563-16-0423

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds	• Accounting research assistance
• SEC consultation, registration statements, and reporting
• Tax accrual related matters
• Implementation of new accounting standards
• Compliance letters (e.g. rating agency letters)
• Regulatory reviews and assistance regarding financial matters
• Semi-annual reviews (if requested)
• Comfort letters for closed end offerings
II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures
• Technology control assessments
• Financial reporting control assessments
• Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section  906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust V

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date May 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date May 3, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date May 3, 2023

* Print the name and title of each signing officer under his or her signature.